UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

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APPLIED NEUROSOLUTIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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APPLIED NEUROSOLUTIONS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

The annual meeting of stockholders of Applied NeuroSolutions, Inc. (the “Company”) will be held at Hawthorn Suites, 975 N. Lakeview Parkway, Vernon Hills, Illinois on Tuesday, June 20, 2006, at 10:00 a.m. Central Daylight Time, for the following purposes:

1.	To elect five directors to serve staggered terms of office, and until their successors are duly elected and qualified; and

2.	To approve a merger agreement with a wholly-owned subsidiary for the purpose of amending and restating the Company's certificate of incorporation to correct certain technical errors; and

3.
To approve the increase in the Company's authorized common stock from 200 million shares to 400 million shares as part of the amending and restating of the Company's certificate of incorporation pursuant to the merger agreement with a wholly-owned subsidiary in proposal two; and

4.
To ratify the amended 2003 Stock Option Plan to increase the number of shares of common stock available under the plan from 12,000,000 shares to 20,000,000 shares and to approve the grant of options made to executive officers and independent directors subsequent to the Board of Directors approval of the amendment to the 2003 Stock Option Plan; and

5.	To ratify the appointment of Virchow, Krause & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006; and

6.	To transact such other business as may properly be brought before the annual meeting or any adjournment thereof.

The Annual Meeting may be adjourned from time to time and at any reconvened Annual Meeting action with respect to the matters specified in this notice may be taken without further notice to stockholders except as may be required by the Company's by-laws or applicable law. Stockholders of record at the close of business on April 28, 2006 are entitled to vote on all matters at the Annual Meeting and any reconvened Annual Meeting following any adjournments thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is mailed in the United States. Alternatively, you may submit your proxy electronically or by telephone (information for both methods is provided on the next page).

By Order of the Board of Directors

Bruce N. Barron Chairman of the Board

May 12, 2006

PLEASE SUBMIT YOUR PROXY EITHER (A) ELECTRONICALLY, (B) BY TELEPHONE (INFORMATION FOR BOTH IS PROVIDED ON THE NEXT PAGE) OR (C) BY FILLING IN, SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

PLEASE VOTE YOUR PROXY!

DELIVERING YOUR PROXY ELECTRONICALLY SAVES YOUR COMPANY MONEY

Stockholders who holder their shares of common stock through a broker or other nominee can help the Company save money by submitting their proxies via Internet or telephone, rather than by return mail. This year, the Company encourages all stockholders who holder their shares of common stock through a broker or other nominee to take advantage of electronic submission of their proxy.

By Internet - www.proxyvote.com; or

By touch-tone phone - please call the toll-free number on the enclosed proxy card.

Have the enclosed proxy card in hand when you access the website or call the toll-free number and follow the directions provided.

ELECTRONIC DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT SAVES YOUR COMPANY MONEY

Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Doing so will save the Company printing and mailing expenses.

If you are a stockholder who holder their shares of common stock through a broker or other nominee, you can choose this option and save the Company the cost of production and mailing these documents by following the instructions provided when you deliver your proxy over the Internet. If you hold your shares through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing the Internet address to access Applied NeuroSolutions' proxy statement and annual report.

If you are a stockholder of record, you must vote you can only submit your proxy by filing in, signing and dating the enclosed proxy and returning it in the envelope provided.

PROXY STATEMENT FOR ANNUAL MEETING
TO BE HELD ON JUNE 20, 2006

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Applied NeuroSolutions, Inc. with its principal executive offices at 50 Lakeview Parkway, Suite 111, Vernon Hills, IL 60061 (“APNS” or the “Company”) to be voted at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 20, 2006 at Hawthorn Suites, 975 N. Lakeview Parkway, Vernon Hills, Illinois at 10:00 a.m. Central Daylight Time, and any adjournment thereof. When a proxy is properly executed and returned to APNS in time for the Annual Meeting, the shares represented by that proxy will be voted by the proxy holders in accordance with the instructions given in the proxy. If no direction is given in the proxy, the shares represented thereby will be voted in accordance with the recommendation of the Board of Directors with respect to proposals 1 and 5 only, and no vote will be made with respect to proposals 2, 3 and 4. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. This Proxy Statement and the accompanying proxy and annual report are being sent to stockholders on or about May 15, 2006.

Proxy Revocation Procedure

A proxy may be revoked at any time before it has been exercised (i) by written notice of revocation given to the Secretary of the Company, (ii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken), or (iii) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Abstentions; Preferred Stock; Broker Non-Votes

The presence, in person or by proxy, of the holders of outstanding shares of common stock and Series A preferred stock representing a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. If a share is deemed present at the Annual Meeting for any one matter, it will be deemed present for purposes of determining the presence of a quorum for all other matters presented to the meeting. Votes withheld from any nominee for election as a director, abstentions and broker "non-votes" are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Non-votes are shares that are held by a broker or other nominee that are represented at the Annual Meeting but with respect to which such broker or nominee is not instructed by the beneficial owner of such shares to vote on a particular proposal and the broker does not have discretionary voting power on such proposal because such proposal is not routine.

The shares of Series A preferred stock were issued on April 26, 2006 solely in connection with the proposal to approve the merger agreement with a wholly-owned subsidiary for the purpose of amending and restating the Company's certificate of incorporation to correct certain technical errors in the manner in which the Company’s stockholders previously approved amendments to the certificate of incorporation (See Proposal Two on page 14 of this proxy statement). The 100,000 shares of Series A preferred stock issued and outstanding have an aggregate of 100 million votes. The holders of the shares of the Series A Preferred Stock are the members of the Company's Audit Committee, Jay B. Langner and Dr. Michael Sorell, who will hold such shares for the benefit of the common stockholders. The Audit Committee members have agreed with each other to vote the shares of Series A preferred stock in favor of the subsidiary-parent merger. On all other matters at the Meeting, the Audit Committee members have agreed with each other to vote the shares of Series A preferred stock pro rata with the shares of common stock actually voted at the Meeting. The shares of Series A preferred stock are not transferable without the prior written approval of the Company's Board of Directors and will be redeemed by the Company as soon as practicable after the Annual Meeting for an aggregate redemption price of $250.

The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting, and votes withheld will not be counted toward the achievement of a plurality. For ratification of the appointment of the Company's independent auditors and the ratification of the amended 2003 Stock Option Plan and the subsequent grant of options to executive officers and independent directors, the affirmative vote of a majority of the shares entitled to vote on such matter is required for approval.  The vote on each proposal submitted to stockholders is tabulated separately. Abstentions have the effect of a vote against these two proposals. Broker non-votes have no effect on the vote on these two proposals. For the approval of the merger agreement with a wholly-owned subsidiary for the purpose of amending and restating of the Company's certificate of incorporation by way of a subsidiary-parent merger under Section 251 of the Delaware General Corporation Law, the affirmative vote of a majority of the outstanding voting power of the Company’s common stock and preferred stock, voting together as a single class, is required. Abstentions and broker non-votes will be treated as votes against approval of the merger agreement. The necessary majority vote to approve the merger in proposal two to amend and restate the Company’s certificate of incorporation (which includes providing for 200 million authorized shares of common stock) is assured due to the voting power of the outstanding shares of the Company's Series A preferred stock. In addition to the majority vote of all outstanding shares required by proposal two, the affirmative vote of the holders of shares representing a majority of the Company’s 94,591,625 outstanding shares of common stock is required for the increase of the surviving corporation’s authorized common stock to 400 million shares as set forth in proposal three. Abstentions by the common stockholders and broker non-votes will have the effect of a vote against the proposal.

Voting Securities

Holders of record of the Company's shares of common stock, par value $0.0025 per share, and the Company's Series A preferred stock, par value $0.0025 per share, at the close of business on April 28, 2006 (the record date) are entitled to vote at the Annual Meeting. There were 94,591,625 shares of the Company's common stock and 100,000 shares of Series A preferred stock outstanding as of the record date. The presence, in person or by proxy, of the holders of outstanding shares of common stock and Series A preferred stock representing a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. Common stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders. The members of the Audit Committee who hold the 100,000 shares of Series A preferred stock for the benefit of the common stockholders are entitled to 1,000 votes per share. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

All materials filed by the Company with the Securities and Exchange Commission can be obtained at the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or through the SEC's website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Proxy Solicitation

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of common stock. The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

The Company may consider the engagement of a proxy solicitation firm. The Company's directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our securities as of May 5, 2006, by (a) each person known by the Company to be the beneficial owner of more than 5% of any class of the Company's securities, (b) the Company's directors, (c) the Company's executive officers, and (d) all directors and executive officers as a group. Except as listed below, the address of all owners listed is c/o Applied NeuroSolutions, Inc., 50 Lakeview Parkway, Suite 111, Vernon Hills, Illinois 60061. As of May 5, 2006, a total of 94,591,625 shares of the Company's common stock was outstanding.

Name of Beneficial Owner	Amount and nature of beneficial ownership	Percent of Class (1)

Bruce N. Barron (3)	3,269,066(5)	3.4%
John F. DeBernardis, Ph.D. (2)	2,585,790(6)	2.7%
Jay B. Langner (3)	450,000(7)	*
Robert S. Vaters (3)	100,000(8)	*
Michael Sorell, MD (3)	87,500(9)	*
Daniel J. Kerkman, Ph.D. (4)	998,687(10)	1.0%
David Ellison (4)	1,074,122(11)	1.1%
Special Situations Private Equity Fund, LP 527 Madison Avenue, Suite 2600 New York, NY 10022	9,325,000(12)	9.3%
Richard Stone	4,656,439(13)	4.8%
Benjamin Family Trusts	7,464,762(14)	7.9%
MicroCapital LLC 623 Fifth Avenue, Suite 2502 New York, NY 10022	4,995,700(15)	5.1%
All Directors and Officers as a group (7 persons)	8,565,165(16)	8.7%

* Indicates ownership of less than 1.0%
(1) Based on 94,591,625 shares of common stock outstanding as of May 5, 2006, plus each person's currently exercisable warrants or options. Does not include the 100,000 shares of the Series A preferred stock issued to the members of the Company's Audit Committee, Mr. Jay B. Langner and Dr. Michael Sorell.

(2) Director and officer.

(3) Director.

(4) Officer.

(5)  Consists of 877,403 shares of common stock and 2,391,663 shares of common stock issuable upon the exercise of currently exercisable stock options.

(6)  Consists of 353,050 shares of common stock and 2,232,740 shares of common stock issuable upon the exercise of currently exercisable stock options.

(7)  Consists of 350,000 shares of common stock, and 100,000 shares of common stock issuable upon the exercise of currently exercisable stock options.

(8) Consists of 100,000 shares of common stock issuable upon the exercise of currently exercisable stock options.

(9) Consists of 87,500 shares of common stock issuable upon the exercise of currently exercisable stock options.

(10)  Consists of 175,785 shares of common stock and 822,902 shares of common stock issuable upon the exercise of currently exercisable stock options.

(11)  Consists of 205,537 shares of common stock and 868,585 shares of common stock issuable upon the exercise of currently exercisable stock options.

(12) Consists of 3,325,000 shares of common stock and 6,000,000 shares of common stock issuable upon the exercise of currently exercisable warrants. MG Advisors, L.L.C. (“MG”) is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P., (“Private Equity Fund”). Austin W. Marxe and David M. Greenhouse are the principal owners of MG and are principally responsible for the selection, acquisition and disposition of the portfolio securities by MG on behalf of the Private Equity Fund.

(13) Consists of 2,558,476 shares of common stock, 533,206 shares of common stock issuable upon the exercise of currently exercisable stock options and 1,564,757 shares of common stock issuable upon the exercise of currently exercisable warrants.

(14) Consists of 4,526,944 shares of common stock and 2,937,818 shares of common stock issuable upon the exercise of currently exercisable warrants held by various family trusts. The trustees of these various family trusts are U.S. Trust Company of New York, 114 W. 47th St, 8th Floor, New York, NY 10036 with respect to family trusts holding 6,762,060 shares of common stock (including shares of common stock issuable upon the exercise of warrants) and Stuart M. Benjamin, 4302 Peachway Drive, Durham, NC 27705 with respect to family trusts holding 702,702 shares of common stock (including shares of common stock issuable upon the exercise of warrants).

(15) Consists of 1,392,757 shares of common stock and 2,000,000 shares of common stock issuable upon the exercise of warrants held by MicroCapital Fund LP, 602,943 shares of common stock and 1,000,000 shares of common stock issuable upon the exercise of warrants held by MicroCapital Fund Ltd. MicroCapital LLC is a registered investment adviser for MicroCapital Fund LP, MicroCapital Fund Ltd. and Price Trust UTA Dated 10/5/84. Ian P. Ellis controls MicroCapital LLC by virtue of being its Managing Member and a majority owner

(16) Consists of 1,961,775 shares of common stock, and 6,603,390 shares of common stock issuable upon the exercise of currently exercisable stock options.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors

Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Since April 1999, the Company's Certificate of Incorporation and Bylaws have provided that the Company's Board of Directors is divided into three classes with staggered terms of three years each. In March 2000, the Company's stockholders voted on the initial terms for the three classes of directors. The initial term of the directors of the first class (“Class I”) expired in 2001, the initial term of the directors of the second class (“Class II”) expired in 2002 and the initial term of the directors of the third class (“Class III”) expired in 2003. Since that March 2000 stockholders meeting, the Company's stockholders have not elected any directors, because of merger transactions consummated in 2001 and 2002. In these merger transactions, new directors were appointed to fill the vacancies created by the resignations of the Company's then-existing directors.

Consequently, due to the staggered terms of the directors, the term of office of the Class I director elected at the Annual Meeting will expire at the next annual meeting of the stockholders held in 2007, the term of office of the Class II directors elected at the Annual Meeting will expire at the annual meeting of the stockholders held in 2008 and the term of the Class III directors elected at the Annual Meeting will expire at the annual meeting of the stockholders held in 2009. Accordingly, the nominees named below for election will hold office for one year, two years, or three years, as the case may be, or until the earlier of his death, incapacity, resignation, or removal, as provided by the Company's Bylaws. The nominees are designated below as a Class I, Class II or Class III director, which was determined by a resolution by the Board of Directors adopted prior to the Annual Meeting.

All of the nominees have indicated a willingness to continue serving as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends. The Company has no reason to believe that any nominee will be unavailable for election at the meeting and will serve if elected. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select. There are no family relationships among the nominees or the Company's current directors and executive officers.

Vote required

The holders of common stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date. The holders of the Series A preferred stock will be entitled to 1,000 votes per share. Each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees, except for the holders of the Series A preferred stock, which will be voted pro-rata with the vote of the common stock. Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the five nominees set forth below. Directors will be elected at the meeting by a plurality of the votes cast. Directors are to be elected to hold office for their respective term and until their successors are elected and qualified, or until their earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED BELOW (ITEM 1 ON THE ENCLOSED PROXY CARD).

The following table sets forth the name, age and position of each director and executive officer.

Name	Age	Position
Bruce N. Barron*	51	Chairman of the Board of Directors & Class I Director
John F. DeBernardis, Ph.D*	58	President, Chief Executive Officer & Class II Director
David Ellison	44	Chief Financial Officer & Corporate Secretary
Daniel J. Kerkman, Ph.D	54	Vice President, R & D
Jay B. Langner* (1), (2)	76	Class II Director
Michael Sorell, M.D.* (1), (3)	58	Class III Director
Robert S. Vaters* (2), (3)	45	Class III Director

*	Nominee for director

(1)	Member of the Audit Committee

(2)	Member of the Compensation and Stock Option Committee

(3)	Member of Nominating Committee

There follows information as to each executive officer of the Company and each nominee for election as a director at the Annual Meeting, including, each such person's present principal occupation, other business experience during the last five years, directorships of other publicly-held companies, and periods of service to the Company. All references to service to the Company prior to September 10, 2002 (when the Company acquired Molecular Geriatrics Corporation (“MGC”) by way of a merger), shall be a reference to service to MGC (and not the Company).

Bruce N. Barron, a nominee for Class I director, has been Chairman of the Board since August 1999, and was Chief Executive Officer of the Company from April 1995 through September 2004. Previously, he had been President of the Company from April 1995 to August 1999. He had also been Chief Financial Officer of the Company from September 1993 on a part-time basis and on a full-time basis from April 1994 to April 1995. He has also been a director of the Company since June 1994. Mr. Barron has been a director since September 10, 2002. Mr. Barron is currently a partner and manager of a private equity/venture capital fund and has been a director of ClaimForce, Inc. since February 2006. From 1989 until June 1994, Mr. Barron was a director and Vice Chairman and Chief Executive Officer of Xtramedics, Inc. and from 1988 to 1989, a Vice President of Finance, in all instances on a part-time basis. Xtramedics was merged into Athena Medical Corp. in June, 1994. From 1985 to August, 1993, Mr. Barron was a director and Vice President of Finance and Chief Financial Officer of Gynex Pharmaceuticals, Inc. in addition to serving in various other capacities, including Vice Chairman from 1988 to 1989, in all instances on a part-time basis. Gynex was acquired by BioTechnology General Corp. (now Savient Pharmaceuticals) in August, 1993. From 1985 to 1992, Mr. Barron also served as a director and part-time executive officer of Pharmatec, Inc. (now Pharmos Corp.) in various capacities including President, Chief Executive Officer, Chief Financial Officer, and Vice President. Mr. Barron was a member of the Board of Directors of Trimedyne, Inc., a publicly-traded manufacturer of lasers for use in various medical applications from 1985 until February, 2001.

John F. DeBernardis, Ph.D., a nominee for Class II director, has been President and Chief Executive Officer of the Company since October 2004, and had been the President and Chief Operating Officer from August 1999 until October 2004. Dr. DeBernardis has been a director since September 10, 2002. He joined the Company in August 1993, as Director of Chemistry and Pharmacology, was promoted to Vice President of Discovery, and then promoted to Senior Vice President, Research and Development. He was Secretary of the Company from April 1995 to August 1999, and was appointed a director of the Company in November 1995. Prior to joining the Company, Dr. DeBernardis spent sixteen years at Abbott Laboratories, where he began his career as a research chemist and progressively earned several promotions, ending with his position as the Area Head of Cardiovascular Research within the Pharmaceutical Products Division supervising an 85 person staff. During his tenure, a number of IND candidates were identified. Dr. DeBernardis received his Ph.D. degree from the University of Pittsburgh in 1974 and worked two years as an NIH postdoctoral fellow in the Department of Chemistry at MIT. He is co-author on 70 scientific publications and holds 35 U.S. patents.

Jay B. Langner, a nominee for Class II director, was appointed as a director in July 2005. Since 1985, Mr. Langner has served as the Chairman of the Board of Trustees of Montefiore Medical Center. Located in The Bronx, NY, Montefiore Medical Center is the University Hospital for the Albert Einstein College of Medicine (AECOM) and one of the largest health care systems in the United States. From 1961 to 2003, he served as Chairman and CEO of the Hudson General Corporation, which was sold to Luftansa Airlines in 1999. Mr. Langner began his career in 1954, serving as president of Langner Leasing Corporation.

Michael Sorell, MD, a nominee for Class III director, was appointed as a director of the Company in June 2004. Dr. Sorell has been President, CEO and Director of Neurologix, Inc., a publicly traded biotechnology company, since September 2004 and has been the Managing Member of MS Capital since 1996. Previous positions have included Associate of Clinical Research at Schering-Plough Corporation from 1983 to 1985; a Biotechnology and Pharmaceuticals Analyst at Morgan Stanley from 1986 to 1992 and an Emerging Growth Strategist at Morgan Stanley from 1994 to 1996; and a Portfolio Manager and Managing Member of MSX Life Sciences from 1992 to 1994. Dr. Sorell also serves as a member of the Board of Directors of SCOLR, Inc., a publicly traded drug delivery company.

Robert S. Vaters, a nominee for Class III director, has served as a director since October 2005. Mr. Vaters is currently a General partner in Med Opportunity Partners, a New York based private equity firm. Previously, Mr. Vaters was Executive Vice President, Strategy and Corporate Development of Inamed Corporation from November 2004 to March 2006 after serving as Inamed's Chief Financial Officer from August 20, 2002 to November 2004. From September 2001 to August 2002, Mr. Vaters worked on a variety of private merchant banking transactions. He was Executive Vice President and Chief Operating Officer at Arbinet Holdings, Inc., a leading telecom capacity exchange from January 2001 to July 2001. He served as Chief Financial Officer at Arbinet from January 2000 to December 2000. Prior to that he was at Premiere Technologies from July 1996 through January 2000, where he held a number of senior management positions, including Executive Vice President and Chief Financial Officer, Managing Director of the Asia Pacific business based in Sydney, Australia and Chief Financial Officer of Xpedite Systems Inc., formerly an independent public company that was purchased by Premiere. Additional experience includes Senior Vice President, Treasurer of Young and Rubicam Inc., a global communications firm with operations in 64 countries. From 1995 to 1998, Mr. Vaters was also an independent board member and chairman of the audit committee of Rockford Industries, a public company providing healthcare equipment financing.

Daniel J. Kerkman, Ph.D. joined the Company in August 1993 as Group Leader of Chemistry and now serves in his role of Vice President, Research and Development. Prior to joining the Company, Dr. Kerkman spent thirteen years at Abbott Laboratories where he began his career as a research chemist initially in the cardiovascular area followed by several positions within both the immunoscience and neuroscience areas. A series of promotions ended with his position as the Project Leader in Adrenergic research within the Pharmaceutical Products Division supervising a 35 person staff. During his tenure at Abbott Laboratories, a number of IND candidates were identified. Dr. Kerkman received his Ph.D. degree from MIT in 1979 and worked one year as a postdoctoral fellow in the Department of Chemistry at MIT. He is co-author on more than 40 scientific publications and holds 16 U.S. patents.

David Ellison, CPA has been Chief Financial Officer of the Company since May 1996 and Corporate Secretary since August 1999. He had been Chief Financial Officer of a long-term care facility specializing in Alzheimer’s care and prior to that he was a senior manager in a Chicago-area public accounting firm.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2005, the Board of Directors met three times and acted by unanimous written consent two times. Each person who served as a director in 2005 attended in excess of 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during 2005 and (ii) the total number of meetings held during 2005 by each committee of the Board of Directors on which such director served, except for (i) Preston Tsao, who resigned from the Board of Directors on July 26, 2005 and attended 33.3% of the Board and Compensation Committee meetings and 50% of Audit Committee meetings held during 2005; (ii) Jay B. Langner, who was appointed to the Board of Directors on July 26, 2005 and attended 66.7% of the Board and Compensation Committee meetings and 25% of Audit Committee Meetings held during 2005, (iii) Richard Stone, who resigned on September 13, 2005 and attended 66.7% of Board and Compensation Committee meetings held during 2005, (iv) Robert S. Vaters, who was appointed to the Board of Directors on October 19, 2005 and attended 33.3% of the Board and committee meetings held during 2005 and (v) Bruce Barron who attended 66.7% of Board meetings held during 2005.

The Board has a standing Audit Committee, Compensation and Stock Option Committee (the “Compensation Committee”) and a Nominating Committee.

The Audit Committee reviews the scope and results of the Company's financial statements conducted by the Company's independent auditors. The Committee also reviews the scope of other services provided by the Company's independent auditors, proposed changes in the Company's financial and accounting standards and principles, and the Company's policies and procedures with respect to its internal accounting, and auditing and financial controls. The Committee makes recommendations to the Board of Directors on the engagement of the independent auditors, as well as other matters that may come before it or as directed by the Board of Directors.

The members of the Audit Committee are Jay B. Langner (Chairman) and Dr. Michael Sorell. The Company's Board of Directors has determined that Mr. Langner is an "audit committee financial expert" within the applicable definition of the Securities and Exchange Commission. Each of Mr. Langner and Dr. Sorell qualify as independent directors under Rule 10A-3 of the Securities Exchange Act of 1934 and as defined in NASD Marketplace Rule 4200(15).

The Audit Committee has adopted a written charter, a copy of which is attached to this proxy statement as Appendix A. In 2005, the Audit Committee met four times.

The members of the Compensation Committee are Robert S. Vaters (Chairman) and Jay B. Langner. The Compensation Committee makes decisions concerning matters of executive compensation; administers the Company's executive incentive plans; reviews compensation plans, programs and policies; and monitors the performance and compensation of executive officers. The goal of our Board of Directors executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining senior management. Each of Mr. Vaters and Mr. Langner qualifies as “independent” under Rule 10A-3 of the Securities Exchange Act of 1934 and as defined in NASD Marketplace Rule 4200(15).

The Compensation Committee does not have a written charter. In 2005, the Compensation Committee met three times.

The members of the Nominating Committee are Dr. Michael Sorell (Chairman) and Robert S. Vaters. The Nominating Committee participates in identifying qualified individuals to become directors and determining the composition of the Board and its committees. Each of Dr. Sorell and Mr. Vaters qualifies as “independent” under Rule 10A-3 of the Securities Exchange Act of 1934 and as defined in NASD Marketplace Rule 4200(15).

The Nominating Committee does not have a charter with respect to the nomination process. The Nominating Committee was formed on November 16, 2005. In 2005, the Nominating Committee did not meet.

INDEPENDENCE OF DIRECTORS

The Company's Board of Directors has determined that except for Dr. John DeBernardis, the Chief Executive Officer of the Company, and Bruce N. Barron, who served as Chief Executive Officer of the Company until September 2004, each of our remaining three (3) directors --Jay B. Langner, Dr. Michael Sorell and Robert S. Vaters-- is an “independent director” in that he does not have any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is not in any relationship that precludes a determination of independence under Rule 10A-3 of the Securities Exchange Act of 1934 and under NASD Marketplace Rule 4200(15).

DIRECTOR NOMINATION PROCESS

The Board of Directors has a Nominating Committee to identify and screen candidates for election or appointment to the Board of Directors. The Nominating Committee may identify potential board candidates from a variety of sources, including recommendations from current directors or management, recommendations of security holders or any other source the Board of Directors deems appropriate. The Nominating Committee may also engage a search firm or consultant to assist it in identifying, screening and evaluating potential candidates.

In considering candidates for the Board, the Nominating Committee members evaluate the entirety of each candidate's credentials. The Nominating Committee considers, among other things: (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills and experience; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized board committees -- such as the Audit Committee or Compensation Committee or the Nominating Committee.

The Nominating Committee nominated all of the nominees in this proxy statement for election as director. Additionally, in 2005, the Board appointed two independent directors, Jay B. Langner and Robert S. Vaters, to fill vacancies on the Board of Directors. Mr. Langer was appointed in July 2005 to fill the vacancy resulting from the resignation of Preston Tsao and Mr. Vaters was appointed in October 2005 to fill the vacancy resulting from the resignation of Richard Stone.

    The Company's stockholders may recommend potential director candidates by following the procedure described below. The Nominating Committee will evaluate recommendations from stockholders in the same manner that it evaluates recommendations from other sources.

If you wish to recommend a potential director candidate for consideration by the Board, please send your recommendation to Applied NeuroSolutions, Inc., 50 Lakeview Parkway, Suite 111, Vernon Hills, Illinois 60061, Attention: Corporate Secretary. Any notice relating to candidates for election at the 2007 annual meeting must be received by February 1, 2007. You should use first class, certified mail in order to ensure the receipt of your recommendation.

Any recommendation must include (i) your name and address and a list of the shares of our company that you own; (ii) the name, age, business address and residence address of the proposed candidate; (iii) the principal occupation or employment of the proposed candidate over the preceding ten years and the person's educational background; (iv) a statement as to why you believe such person should be considered as a potential candidate; (v) a description of any affiliation between you and the person you are recommending; and (vi) the consent of the proposed candidate to your submitting him or her as a potential candidate. You should note that the foregoing process relates only to bringing potential candidates to the attention of the Board of Directors. This process will not give you the right to directly propose a nominee at any meeting of stockholders.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company has adopted a procedure to enable its stockholders to communicate in writing with the Board, with committees of the Board or with any individual director or directors. Stockholders may send communications directly to: Applied NeuroSolutions, Inc., 50 Lakeview Parkway, Suite 111, Vernon Hills, IL 60061, Attention: Corporate Secretary. Such communications will be screened for appropriateness before notifying the members of the Board or committee, as the case may be, of receipt of a communication and forwarding it to the appropriate person or persons.

Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding. For information concerning stockholder proposals, see “Stockholder Proposals For 2007 Annual Meeting of Stockholders” on page 24 of this proxy statement.

POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL STOCKHOLDERS' MEETINGS

The Board has not adopted a policy with respect to director attendance at annual meetings of stockholders.  Directors are not compensated for attending an annual meeting of stockholders, however, directors are reimbursed for out-of-pocket expenses for attendance at an annual meeting of stockholders. The Board encourages each director to attend the annual meeting of stockholders, whether or not a Board meeting is scheduled for the same date of the annual meeting.

AUDIT COMMITTEE REPORT*

The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm. Additionally, the Audit Committee must pre-approve all audit and non-audit services performed by the Company's independent registered public accounting firm. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent registered public accounting firm, Virchow, Krause & Company, LLP, are responsible for auditing those financial statements. However, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. Rather, the Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

2. The Audit Committee has discussed with Virchow, Krause & Company, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

3. The Audit Committee has received the written disclosures and the letter from Virchow, Krause & Company, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Virchow, Krause & Company, LLP their independence from the Company. When considering Virchow, Krause & Company, LLP's independence, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. The Audit Committee also has reviewed, among other things, the amount of fees paid to Virchow, Krause & Company, LLP for audit and non-audit services.

4. Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company's Board of Directors the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2005, which was filed with the Securities and Exchange Commission on April 24, 2006.

Submitted by the Members of the Audit Committee Jay B. Langner, Chairman Michael Sorrell, M.D.

*The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

SUMMARY COMPENSATION TABLE

 Executive compensation

The following table sets forth all compensation awarded to, earned by, or paid for services in all capacities during 2005, 2004 and 2003 by the Company's President and Chief Executive Officer, Vice-President of R & D, and Chief Financial Officer.

			Annual Compensation					Long Term Compensation
Name and Principal Position	Year		Salary		Bonus		Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options		All Other Compensation
Bruce N. Barron CEO(1)	2005 2004 2003	$ $ $	N/A 249,767 228,600	$ $ $	N/A 0 0	$ $ $	N/A 0 0	N/A 0 0	N/A 0 1,700,000	$ $ $	N/A 0 0
John F. DeBernardis CEO(2)	2005 2004 2003	$ $ $	292,500 244,600 217,600	$ $ $	0 0 0	$ $ $	0 0 0	0 0 0	1,039,291(3) 0 1,500,000	$ $ $	0 0 0
Daniel Kerkman V.P. of R & D	2005 2004 2003	$ $ $	195,570 191,509 151,600	$ $ $	0 0 0	$ $ $	0 0 0	0 0 0	735,045(3) 0 400,000	$ $ $	0 0 0
David Ellison CFO	2005 2004 2003	$ $ $	180,750 135,600 103,600	$ $ $	0 0 0	$ $ $	0 0 0	0 0 0	778,279(3) 0 500,000	$ $ $	0 0 0

(1)
Mr. Barron was Chief Executive Officer of the Company through September 2004. Mr. Barron was paid $48,000 as compensation for consulting services rendered to the Company in 2005. He also received a grant of 200,000 options for his services as a director of the Company.

(2)	Dr. DeBernardis has been President and Chief Executive Officer of the Company since September 2004. He was previously President and Chief Operating Officer.
(3)	Stock options granted in 2005 are subject to stockholder approval of an increase in number of shares covered by the Stock Plan.

The following tables summarize (i) the options granted in 2005 to the executive officers named in the Summary Compensation Table above, (ii) the potential value of these options at the end of the option term assuming certain levels of appreciation of our common stock, (iii) the number of shares acquired by such named executive officers upon the exercise of options in 2005 and the value realized thereon, and (iv) the number and value of all options held by such executive officers at the end of fiscal 2005

OPTION/SAR GRANTS IN 2005

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted in Fiscal Year(%)	Base Price($/Share)	Exercise or Expiration Date	5% ($)	10% ($)
John F. DeBernardis	1,039,241	23.9%	$0.285	4/25/15	$14,809	$29,618
Daniel Kerkman	735,045	16.9%	$0.285	4/25/15	$10,474	$20,949
David Ellison	778,279	17.9%	$0.285	4/25/15	$11,090	$22,181
_____________

(1) The Company did not grant any stock appreciation rights (SARs) in 2005.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% compounded annual appreciation rates prescribed by the SEC and, therefore, are not intended to forecast possible future price appreciation, if any, of our common stock.

AGGREGATED OPTION EXERCISES IN 2005
AND FISCAL YEAR END STOCK OPTION VALUES

Name	Number of Shares Acquired Upon Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Year End(#)		Value of Unexercised In-the-Money Options($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John F. DeBernardis, Ph. D	0	0	2,394,483	1,154,430	$419,877	$114,119
Daniel Kerkman, Ph. D.	0	0	926,010	651,284	$151,134	$49,321
David Ellison	0	0	868,585	708,710	$138,764	$55,584
_____________

(1)	Based on the closing price for our common stock on December 31, 2005 of $0.34 per share.

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

John F. DeBernardis, Ph.D., the President and Chief Executive Officer, is employed pursuant to an agreement through October 31, 2007 that provides for a minimum base salary of $282,000 per year.

Daniel J. Kerkman, Ph.D., the Vice President of R & D, is employed pursuant to an agreement through October 31, 2007 that provides for a minimum base salary of $189,000 per year.

David Ellison, the Chief Financial Officer and Corporate Secretary, is employed pursuant to an agreement through October 31, 2007 that provides for a minimum base salary of $174,000 per year.

These agreements provide for severance pay, if the officer is terminated without cause, of the greater of (i) one-year compensation, or (ii) compensation for the remaining term of the agreement.

Compensation of directors

Directors receive annual option grants as compensation for their service as members of the board of directors. Directors are reimbursed for reasonable out-of-pocket expenses incurred in the performance of their duties and the attendance of board meetings and any meeting of stockholders.

Compensation Committee report on executive compensation

The Company's Board of Directors is comprised of four non-employee directors, and one director who is our Chief Executive Officer. One of the Company's current non-employee directors was the CEO of the Company from 1995 until September 2004. Two non-employee directors, Mr. Robert S. Vaters and Mr. Jay B. Langner, comprise the Compensation Committee. It is their responsibility to:

•	Make decisions concerning matters of executive compensation;

•	Administer the Company's executive incentive plans;

•	Review compensation plans, programs and policies; and

•	Monitor the performance and compensation of executive officers.

The goal of the Compensation Committee executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining senior management. The Compensation Committee informal executive compensation philosophy (which applies generally to all management) considers a number of factors, which may include:

•	Providing levels of compensation competitive with companies at a comparable stage of development and in our geographic area;

•	Integrating management's compensation with the achievement of performance goals;

•	Maintaining an appropriate balance between base salary and performance-based compensation, with a higher proportion of compensation being performance-based.

The compensation structure of the Company's executive officers, including its President and Chief Executive Officer, Vice President of R&D and Chief Financial Officer, is based on competitive, market-based pay practices, performance evaluations and generally includes a combination of base salary, discretionary bonuses and stock options or warrants. In setting compensation levels, the Compensation Committee considers data regarding compensation practices from a group of biotechnology and pharmaceutical companies that are believed to be generally comparable to the Company.

Base salary is not targeted at any particular level within the group of companies considered. Instead, total salary is determined based on a subjective assessment of the executive's performance and the Company's needs.

The Compensation Committee authorized, and the Board of Directors approved, the granting of 4,345,136 stock options in 2005 (which includes 400,000 options granted to two directors who resigned in 2005), of which 200,000 of these options were granted to non-employees (other than non-employee directors).

Consistent with its belief that equity ownership by senior management is beneficial in aligning the interests of senior management with those of the security holders, the Compensation Committee provides potentially significant long-term incentive opportunities to its senior management through discretionary grants of stock options, thereby emphasizing the potential creation of long-term stockholder value. The Compensation Committee considers stock options effective long-term incentives because an executive can profit only if the value of the Company's common stock increases. In making these grants, the Compensation Committee considers its subjective assessment of our past financial performance and future prospects, an executive officer's current level of ownership of the common stock, the period during which an executive officer has been in a key position with us, individual performance and competitive practices within the comparative group of companies. The Compensation Committee views management's ability to raise investment capital as a significant asset to the Company.

By the Compensation Committee:
Robert S. Vaters
Jay B. Langner

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Robert S. Vaters (Chairman) and Jay B. Langner. There were no interlocks on the Compensation Committee in 2005.

Section 16(a) Beneficial Ownership Reporting Compliance.

The Company's executive officers, directors and shareholders beneficially owning more than 10% of the Company's common stock are required under the Exchange Act to file reports of ownership of common stock of the Company with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company. The Company believes that during the preceding year all filing requirements applicable to executive officers, directors and shareholders beneficially owning more than 10% of the Company's common stock have been complied with, except for Robert Vaters and Jay Langner, each of whom filed his Form 3 late, Preston Tsao (resigned in July 2005), who filed a Form 4 late in March 2005, and Dr. Michael Sorell, who filed a Form 4 late in April 2005.

Certain Relationships and Related Transactions.

During the past two years, the Company has not been a party to any transaction any proposed transaction in which any director, executive officer, nominee for director, five percent stockholder or any of their respective affiliates or immediate family members had a direct or indirect material interest.

PROPOSAL TWO

TO APPROVE A MERGER AGREEMENT WITH A WHOLLY-OWNED SUBSIDIARY FOR THE PURPOSE OF AMENDING AND RESTATING THE COMPANY'S CERTIFICATE OF INCORPORATION TO CORRECT CERTAIN TECHNICAL ERRORS.

General

For the reasons set forth below in the section entitled “Background: Reasons for Merger”, the Company is amending and restating its certificate of incorporation by way of a merger between the Company and APNS Merger Corp., a wholly-owned subsidiary of the Company, pursuant to Section 251 of the Delaware General Corporation Law. This merger will be effected pursuant to an Agreement and Plan of Merger, dated as of April 27, 2006, by and between the Company and its newly created subsidiary APNS Merger Corp. (the “Merger Agreement”), the form of which is attached hereto as Appendix C. Upon approval of the Merger Agreement by the stockholders, a certificate of merger will be filed with the Delaware Secretary of State, and APNS Merger Corp. will merge with and into the Company, with the Company as the surviving entity. As a result, the Company's certificate of incorporation will be amended and restated in the form attached hereto as Appendix B. The Company's authorized common stock under Article IV of the amended and restated certificate of incorporation will be 200 million shares. If proposal three is approved by the vote required by proposal two and by a majority vote of the common stockholders, the authorized common stock will be 400 million shares. The Company's bylaws will remain unchanged and will remain the bylaws of the Company following the merger. The officers and directors of the Company will be the officers and directors of the Company following the merger.

The Merger Agreement provides that if the holders of a majority of the voting power represented by the Company's outstanding common stock and preferred stock, voting together as a single class, approve the Merger Agreement, then, upon the consummation of the merger, the Company's certificate of incorporation will be amended to provide for 200 million authorized shares of the Company's common stock, which is the number previously approved by the Company's stockholders in the manner described below in “Background: Reason for the Merger”. The necessary majority vote to approve the Merger Agreement and provide for 200 million authorized shares of common stock is assured due to the voting power of the outstanding shares of the Company's Series A preferred stock. However, the Merger Agreement further provides that if, in addition to the majority of all outstanding stock, the holders of the majority of the Company’s outstanding common stock, voting as a separate class, approve the Merger Agreement, then our certificate of incorporation will be amended to increase the number of authorized shares of common stock to 400 million. This increase to 400 million shares is being submitted to stockholders separately as proposal three.

The merger will not result in any name change of the Company, and the Company will continue to be a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and will continue to have its common stock traded on the over-the-counter market and quoted on the OTC BB. The trading of our shares will continue under the same ticker symbol, "APNS." The full texts of the Amended and Restated Certificate of Incorporation, and the Agreement and Plan of Merger are set forth in Appendix B and C, respectively, to this Proxy Statement.

Background: Reason for the Merger

The Company recently discovered that three prior amendments to its certificate of incorporation were approved by written consent of the stockholders. The first amendment, approved in October 2001 and filed in November 2001, increased the Company's authorized common stock from 22.4 million shares to 50 million shares, and the second amendment, approved in June 2003 and filed in September 2003, increased the authorized common stock to 200 million shares. The third amendment to the Company's certificate of incorporation was approved and filed in October 2003 to change the name of the Company to “Applied NeuroSolutions, Inc.” For each of these amendments, the Company filed an information statement and duly mailed it to stockholders 20 days prior to effective date of the stockholders' written consents becoming effective, all in accordance with the Exchange Act and its applicable rules.

In January 2006, in preparation of this proxy statement for the Meeting, the Company discovered that the certificate of incorporation of its predecessor entity, Ophidian Pharmaceuticals, Inc., limited stockholders from taking action by written consent. That provision is still in effect for the Company. Consequently, the 2001 and 2003 amendments to the certificate of incorporation, while approved by the Board of Directors and approved by a majority of the then-outstanding shares of common stock in the manner described above, were technically not adopted properly under Delaware law, which in turn calls into question the status of any shares issued after such amendments. Unless the context indicates otherwise, all references in this proxy statement to outstanding shares of common stock include the approximately 72,191,625 shares of the Company's common stock which the Company intended to issue after the 2001 and 2003 amendments and which are represented by outstanding stock certificates. Such shares may be deemed issued in excess of the Company's 22,400,000 authorized and outstanding shares of common stock. Because the holders of the Series A preferred stock have informed the Company of their agreement with each other to vote the Series A preferred shares in favor of the Merger Agreement, the Company will continue to treat the over-issued shares of common stock in the same manner as the remaining outstanding shares of the Company's common stock. Consequently, based on the foregoing, the Company has 94,591,625 shares of the common stock outstanding as of the date of this proxy statement.

To remedy this technical error, the Company was advised that the best, most practical, least time-consuming and least expensive approach would be to correct the certificate of incorporation by means of a subsidiary-parent merger approved by the stockholders, with a new “corrected” certificate of incorporation resulting from such merger.

Two other approaches presented to the Company involved the approval of amendments to the Company’s certificate of incorporation to cure the prior amendments that were adopted by stockholder consent. Under the amendment approaches, the Company would have had to secure the vote of a majority of the original 22,400,000 shares of common stock that had been issued under the Company’s certificate of incorporation in effect prior to the both 2001 and 2003 amendments. These approaches would not have required the Company to create and issue the Series A preferred stock but, as described below, they were neither feasible nor cost effective.

To obtain the approval of a majority of the original 22,400,000 shares of common stock, the Company would need to have located the current holders of a majority of those original shares (i.e., at least 11,200,001 shares). The Company identified the holders of the original 22,400,000 shares as of October 2001, but many of those holders have since traded their shares in the public market. Consequently, the Company was unable to locate the current holders of the requisite majority of shares.

The alternative approach would be to seek and obtain the approval of a significantly high number of votes from the common stockholders to assure that a majority of the original 22,400,000 shares of common stock has approved the amendment to the certificate of incorporation. In this approach, the Company would need to secure the vote of approximately 88.39 million shares of common stock, or 88.2% of the outstanding shares of common stock. The Company’s Board of Directors concluded that the approval of an amendment in this manner was neither cost effective nor time efficient, and ultimately would not be in the best interests of the stockholders. The Board’s decision was based on a variety of factors, including the cost and time that would be incurred to solicit the large number of beneficial stockholders of the Company’s common stock, the expense of engaging a proxy solicitation firm, the historically low proxy voting rates by non-institutional stockholders and the Company’s need to clear up its capitalization rapidly in order to commence with an urgently-needed capital raising process. Based on the foregoing, the Board of Directors elected to correct the technical errors by means of the subsidiary-parent merger.

To assure that this correction would be made, thereby preserving the status quo for the Company's existing common stockholders, the Company created a new class of “super voting” Series A preferred stock, which is permitted by the “blank check” provisions of the current certificate of incorporation that was approved by the stockholders of the Company's predecessor at an annual meeting held in 1999. To strictly limit the use of this Series A preferred stock, the shares were issued solely to the members of the Company's Audit Committee, in trust for the benefit of the Company's common stockholders. The members of the Audit Committee agreed with each other to vote the shares in favor of the curative merger transaction. This approach would ensure that the Company's certificate of incorporation, after correction, would be exactly as stockholders previously approved it on prior occasions, albeit inadvertently by means of a technically invalid method of written consent. The Company's authorized common stock under Article IV of the amended and restated certificate of incorporation will be 200 million shares. If proposal three is approved by the vote required for this proposal two and by a majority vote of the common stockholders, the authorized common stock under Article IV of the amended and restated certificate of incorporation will be 400 million shares. Following the merger transaction and the correction of the certificate of incorporation to affirm the previous actions of the Company's stockholders, the Company will redeem and cancel the shares of the Series A preferred stock at nominal cost of $250.

The Board of Directors has unanimously approved the Merger Agreement and the approach outlined above and as discussed in more detail below.

Vote Required
The affirmative vote of the holders of shares representing a majority of the voting power of the outstanding common stock and Series A preferred stock of the Company, voting together as a single class, is required for approval of the subsidiary-parent merger (in order to amend and restate the Company's Certificate of Incorporation). Abstentions and broker non-votes will have the effect of a vote against the proposal. The vote of the Series A preferred stock alone will be sufficient to ensure that the Merger Agreement is approved.

Series A Preferred Stock; Voting Agreement

On April 25, 2006, the Company filed a Certificate of Designation to create the Series A preferred stock in order to ensure the approval of the subsidiary-parent merger necessary to correct the inadvertent, technical problem relating to the means by which prior amendments were adopted. The Company issued 100,000 shares of Series A preferred stock on April 26, 2006 to Jay B. Langner and Dr. Michael Sorell, the members of the Audit Committee, for the benefit of the Company’s common stockholders (the “Trustees”), in consideration of $250. The Trustees will hold and vote the Series A preferred stock in accordance with a voting agreement entered into by the Trustees. The terms of the voting agreement are set forth on page 18 of this proxy statement. Each share of Series A preferred stock has 1,000 votes, and is not entitled to any dividends;
  is non-transferable without the prior approval of the Board of Directors of the Company;
  is not entitled to any payments or preferences in the event of a liquidation or sale of the Company (by way of merger, consolidation, sale of all or substantially all of the assets or otherwise), other than payment of $0.0025 per share on 100,000 shares (for a total of $500.00) prior to the payment of any other amounts; however, the Series A preferred stock will be redeemed immediately after the merger for an aggregate of $250 and no liquidated amounts will be paid thereon);
  has no pre-emptive rights; and
  is redeemable at any time by the Company at a redemption price of $250.

A copy of the Certificate of Designation creating the Series A preferred stock is attached hereto as Appendix D.

The Trustees have entered into a voting agreement with each other, dated as of April 26, 2006 (the “Voting Agreement”), pursuant to which the Trustees have agreed to vote the Series A preferred stock (i) in favor of the subsidiary-parent merger to amend and restate the Company's certificate of incorporation as proposed in proposal two and (ii) pro-rata with the shares of common stock on all other matters. For example, if 60% of the outstanding shares of common stock vote in favor of ratifying the amended 2003 Stock Option Plan, 30% against and 10% abstained, then the Trustees will vote 60% of the 100 million votes held by the Series A preferred stock in favor of ratification, 30% of such voting power against ratification and 10% of such voting power will abstain. The Voting Agreement also provides that the Trustees will hold and vote the Series A preferred stock for the benefit of the Company's common stockholders and with no other purpose

Closing; Effective Time

The closing of the transactions contemplated by the subsidiary-parent merger will take place immediately following the Meeting. A Certificate of Merger will be filed with the Secretary of State of Delaware under the DGCL (“Effective Time”). Upon the filing of the Certificate of Merger,

(i)	APNS Merger Corp. will be merged into the Company and APNS Merger Corp. will cease to exist,

(ii)
the Company's certificate of incorporation will be amended and restated as set forth in Appendix B (providing for 200 million shares of authorized common stock, unless proposal three is approved by a majority of the shares of common stock, in which event the authorized common stock will be 400 million shares), and

(iii)	the Series A preferred stock will be redeemed and canceled by the Company

Post Merger

The stock certificates representing the shares of the Company's common stock outstanding on the Company's records, immediately prior to the Effective Time, will continue to represent such shares, subject to the rights of dissenting stockholders under Delaware General Corporation Law. See the section entitled “Dissenters' Rights,” on page 19 of this proxy statement for a discussion of the rights of dissenting stockholders under Delaware corporation law.

The Company's shares will continue to trade on the OTC BB under the symbol “APNS”. The Company does not expect that the NASD will assign a new trading symbol to the Company, and the Company does not believe it will be required to obtain a new CUSIP number.

Your percentage ownership of the Company will not be affected by the merger and, since the Company is the surviving entity, the obligations and business of the Company will not be affected by the merger.

Replacement of your current stock certificate will not be necessary. DO NOT DESTROY YOUR CURRENT STOCK CERTIFICATES IN THE COMPANY'S NAME.

After the Effective Time, the Company's name will continue to be Applied NeuroSolutions, Inc. The directors and executive officers of the Company shall be the same persons holding the same positions as held with the Company immediately prior to the Effective Time, subject to the results of the election of directors pursuant to this proxy statement.
Listing of Common Stock on the OTC Bulletin Board

Consummation of the subsidiary-parent merger under the DGCL will result in the Company being deemed a "successor issuer" within the meaning of Rule 12(g)-3 under the Exchange Act. As a result, the shares of common stock of the Company shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of common stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the merger, the Company will prepare and file a current report on Form 8-K disclosing the completion of the subsidiary-parent merger and the amending and restating of the Company's certificate of incorporation. As a result, the shares of common stock of the Company following the merger will be deemed automatically qualified for secondary trading on the OTC Bulletin Board.

Federal Income Tax Consequences of the Subsidiary-parent Merger

The Company believes that the subsidiary-parent merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, (i) no gain or loss will be recognized by the holders of shares of the Company's common stock upon consummation of the subsidiary-parent merger, (ii) the aggregate tax basis of shares of the Company's common stock received in the subsidiary-parent merger will be the same as the aggregate tax basis of shares of the Company's common stock exchanged in the subsidiary-parent merger and (iii) the holding period of the shares of the Company's common stock received in the subsidiary-parent merger will include the period for which shares of the Company's common stock were held prior to the Effective Time. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the merger.

Dissenters' Right of Appraisal

Delaware law provides you with appraisal rights in the merger. This means that you are entitled to have the value of your shares determined by the Delaware Court of Chancery and to receive payment based on that valuation, together with a fair rate of interest, if any, as determined by the court.

Generally, to exercise your appraisal rights, you must deliver a written demand for appraisal to the Company before the vote with respect to the merger agreement is taken, you must not vote in favor of the approval and adoption of the merger agreement and you must continuously hold your shares of the Company's common stock from the date you make your demand for appraisal through the effective date of the merger. Your failure to follow the procedures specified under Delaware law, as described in Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) will result in the loss of your appraisal rights. A copy of Section 262 of the DGCL is attached to this proxy statement as Appendix E.

Accompanying this proxy statement is a copy of the Company's annual report, which contains information regarding the Company's business, audited financial statements of the Company for the years ended December 31, 2004 and 2005, information about the Company's common stock and other important information regarding the Company. Stockholders are urged to read carefully the information contained in the annual report accompanying this proxy statement prior to make any decision regarding the exercise of appraisal rights. The Company files current, quarterly and annual reports with the SEC on Forms 8-K, 10-QSB, and 10-KSB. The SEC maintains a web site that contains reports, proxy and information statements, and other information regarding the Company that the Company files electronically with the SEC at http://www.sec.gov. Copies of such material can be obtained from the public reference section of the SEC at prescribed rates or may be obtained through a link on the Company's web site at http://www.appliedneurosolutions.com/financial.html.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPROVING THE MERGER AGREEMENT WITH A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY FOR THE PURPOSE OF AMENDING AND RESTATING THE COMPANY'S CERTIFICATE OF INCORPORATION TO CORRECT CERTAIN TECHNICAL ERRORS IN THE MANNER IN WHICH THE COMPANY’S STOCKHOLDERS PREVIOUSLY APPROVED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION (ITEM 2 ON THE ENCLOSED PROXY CARD).

PROPOSAL THREE

TO APPROVE THE INCREASE IN THE COMPANY’S AUTHORIZED COMMON STOCK FROM 200 MILLION SHARES TO 400 MILLION SHARES AS PART OF THE AMENDING AND RESTATING OF THE COMPANY’S CERTIFICATE OF INCORPORATION PURSUANT TO THE MERGER AGREEMENT WITH A WHOLLY-OWNED SUBSIDIARY IN PROPOSAL TWO.

Increase in Number of Authorized Shares of Common Stock

Section 1.3 of the Merger Agreement provides that the Company will be the surviving corporation in the merger, with 200 million authorized shares of common stock. However, Section 1.3 of the Merger Agreement also provides that if the merger is approved by both (a) the majority vote of the common stock and Series A preferred stock voting together as described above in proposal two (which vote is assured based on the voting power of the outstanding shares of the Series A preferred stock) and (b) the holders of a majority of the 94,591,625 shares of the Company’s common stock outstanding (which vote is not assured), then the Company, as the surviving corporation of the merger, will have four hundred million (400,000,000) authorized shares of common stock. This increase will be included in the amended and restated certificate of incorporation resulting from the consummation of the Merger Agreement. This increase to 400 million shares will not change the number of shares held by any stockholder, but it will give the Company more available shares to issue in the future, as described in more detail below.

The additional shares of authorized common stock could be issued at the direction of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in the Company's business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares of common stock do not presently have preemptive rights to subscribe for any of the Company's securities and holders of common stock will not have any such rights to subscribe for the additional common stock proposed to be authorized. Any future issuances of authorized shares of common stock may be approved by the Board of Directors without further action by the stockholders. Based on 22.4 million authorized shares of common stock, the Company currently has no shares available for future issuances. Based on 200 million authorized shares of common stock, the Company currently has 36,243,733 shares available for future issuances. Assuming that proposal four is approved, the Company will have 20 million shares of common stock reserved for issuance under the Company’s amended 2003 Stock Option Plan under which the Company already has 14,384,772 options outstanding. The Company has reserved 49,164,642 shares of common stock for issuance upon the exercise of outstanding warrants.

Although the Board of Directors will issue common stock only when required or when the Board considers such issuance to be in the best interests of the Company, the issuance of additional common stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of stockholders. Furthermore, the proposed amendment could permit the Board to issue shares to persons supportive of management's position. This could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of directors of the Company to retain their positions. Additionally, the presence of such additional authorized but unissued shares of common stock could discourage unsolicited business combination transactions that might otherwise be desirable to stockholders.

In addition to the shares of common stock reserved for issuance under the Company's stock option plan and upon the exercise of outstanding warrants, the Board of Directors plans to issue additional shares of common stock in connection with a capital raising transaction to be conducted by the Company by the end of the third quarter of 2006. The Board has not yet determined the terms of this capital raising transaction. The Board believes that the benefits of providing it with the flexibility to issue shares without delay for its upcoming capital raising transaction and for any other proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals.

Vote Required

In addition to the vote of holders of outstanding shares of common stock and Series A Preferred Stock representing a majority of the voting power thereof, the affirmative vote of the holders of shares representing a majority of the Company’s 94,591,625 outstanding shares of common stock is required to approve the increase of the surviving corporation’s authorized common stock to 400 million shares pursuant to Section 1.3 of the Merger Agreement. Abstentions by the common stockholders and broker non-votes will have the effect of a vote against the proposal. The Series A preferred stock will be voted pro rata with the shares of common stock on this proposal three.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPROVING THE INCREASE IN THE COMPANY’S AUTHORIZED COMMON STOCK FROM 200 MILLION SHARES TO 400 MILLION SHARES AS PART OF THE AMENDING AND RESTATING OF THE COMPANY’S CERTIFICATE OF INCORPORATION PURSUANT TO THE MERGER AGREEMENT WITH A WHOLLY-OWNED SUBSIDIARY IN PROPOSAL TWO (ITEM 3 ON THE ENCLOSED PROXY CARD).

PROPOSAL FOUR

TO RATIFY THE AMENDED 2003 STOCK OPTION PLAN AND OPTION GRANTS MADE TO EXECUTIVE OFFICERS AND INDPENDENT DIRECTORS SUBSEQUENT TO THE BOARD'S APPROVAL OF THE PLAN AMENDMENT

On September 13, 2005, the Board of Directors adopted, subject to stockholder approval, an amendment (the “Plan Amendment”) to the Company's 2003 Stock Option Plan (the “2003 Plan”) authorizing the issuance of an additional 8,000,000 shares under such plan, thereby increasing the aggregate number of shares issuable under such plan from 12,000,000 to 20,000,000. After the Board of Directors approved the Plan Amendment, the Company's Compensation Committee thereafter approved the issuance of 2,552,565 options to executive officers and 1,050,000 options to the Company's independent directors.

In October 2002, the Board of Directors approved the 2003 Plan under which officers, employees, directors and consultants may be granted incentive or non-qualified stock options to acquire common stock. The incentive stock options granted under the 2003 Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986. The exercise price of each option is no less than the market price of the Company's stock on the date of the grant, and an option's maximum term is ten years. Options typically vest over a four-year period. The 2003 Plan was approved by written consent of stockholders in 2003. A registration statement on Form S-8 was filed in December 2004, registering the stock option plan.

To date, options to purchase 14,384,772 shares of the Company's common stock have been granted under the 2003 Plan and 770,715 of such options have been exercised or terminated.

The adoption of the Plan Amendment by the Board of Directors reflects a determination by the Board that ensuring the availability of a sufficient number of, and various types of, options and awards available for grant under the 2003 Plan is important to the Company's ongoing efforts to attract and retain key senior management personnel and increase the interest of the Company's executive officers in the Company's continuing success.

Since the granting of options and awards under the 2003 Plan is discretionary, the Company cannot at present determine the number of options and awards that will be granted in the future to any person or group of persons or the terms of any future grant. The Compensation Committee will determine future option and award grants and the terms thereof in accordance with the terms of the 2003 Plan.

Set forth below is certain information concerning the 2003 Plan. A copy of the 2003 Plan (including the Plan Amendment) is attached as Appendix F hereto.

Description of the Amended 2003 Stock Option Plan
The purpose of the 2003 Plan is to allow employees, outside directors and consultants of the Company and its subsidiaries to increase their proprietary interest in, and to encourage such employees to remain in the employ of, or maintain their relationship with, such entities. It is intended that options granted under the 2003 Plan will qualify either as incentive stock options under Section 422 of the Internal Revenue Code or as non-qualified options. Options granted under the 2003 Plan will only be exercisable for common stock.

The Compensation Committee administers the 2003 Plan. The Compensation Committee designates the persons to receive options, the number of shares subject to the options and the terms of the options, including the option price and the duration of each option, subject to certain limitations.

The maximum number of shares of common stock available for issuance under the 2003 Plan is 20,000,000 shares (subject to stockholder approval), which is subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Common stock subject to options granted under the 2003 Plan that expire or terminate will again be available for options to be issued under the 2003 Plan.

The price at which shares of common stock may be purchased upon exercise of an incentive stock option must be at least 100% of the fair market value of common stock on the date the option is granted (or at least 110% of fair market value in the case of a person holding more than 10% of the outstanding shares of common stock (a “10% Stockholder”)).

The aggregate fair market value (determined at the time the option is granted) of common stock with respect to which incentive stock options are exercisable for the first time in any calendar year by an optionee under the 2003 Plan or any other plan of the Company or a subsidiary, shall not exceed $100,000. The Compensation Committee will fix the time or times when, and the extent to which, an option is exercisable, provided that no option will be exercisable later than ten years after the date of grant (or five years in the case of a 10% Stockholder). The option price is payable in cash or by check. In addition, the Board of Directors may grant a loan to an employee (who is not an executive officer), pursuant to the loan provision of the 2003 Plan, for the purpose of exercising an option or may permit the option price to be paid in shares of common stock at the then current fair market value, as defined in the 2003 Plan.

Subject to the terms of the 2003 Plan, the Compensation Committee, at its sole discretion, shall determine when an option shall expire. A stock option agreement may provide for expiration prior to the end of its term in the event of the termination of the optionee's service to the Company or death or any other circumstances.

The 2003 Plan provides that outstanding options shall vest and become immediately exercisable in the event of a “sale” of the Company, including (i) the sale of more than 75% of the voting power of the Company in a single transaction or a series of transactions, (ii) the sale of substantially all assets of the Company, or (iii) approval by the stockholders of a reorganization, merger or consolidation, as a result of which the stockholders of the Company will own less than 50% of the voting power of the reorganized, merged or consolidated company. The vesting under the 2003 Plan will not be triggered by the subsidiary-parent merger that is the subject of proposal two set forth in this proxy statement, because none of the conditions in items (i) - (iii) above will occur.

The Board of Directors may amend, suspend or discontinue the 2003 Plan, but it must obtain stockholder approval to (i) increase the number of shares subject to the 2003 Plan, or (ii) change the designation of the class of persons eligible to receive options.

Under current federal income tax law, the grant of incentive stock options under the 2003 Plan will not result in any taxable income to the optionee or any deduction for the Company at the time the options are granted. The optionee recognizes no gain upon the exercise of an option. However the amount by which the fair market value of common stock at the time the option is exercised exceeds the option price is an “item of tax preference” of the optionee, which may cause the optionee to be subject to the alternative minimum tax. If the optionee holds the shares of common stock received on exercise of the option at least one year from the date of exercise and two years from the date of grant, he will be taxed at the time of sale at long-term capital gains rates, if any, on the amount by which the proceeds of the sale exceed the option price. If the optionee disposes of the common stock before the required holding period is satisfied, ordinary income will generally be recognized in an amount equal to the excess of the fair market value of the shares of common stock at the date of exercise over the option price, or, if the disposition is a taxable sale or exchange, the amount of gain realized on such sale or exchange if that is less. If, as permitted by the 2003 Plan, the Board of Directors permits an optionee to exercise an option by delivering already owned shares of common stock valued at fair market value) the optionee will not recognize gain as a result of the payment of the option price with such already owned shares. However, if such shares were acquired pursuant to the previous exercise of an option, and were held less than one year after acquisition or less than two years from the date of grant, the exchange will constitute a disqualifying disposition resulting in immediate taxation of the gain on the already owned shares as ordinary income. It is not clear how the gain will be computed on the disposition of shares acquired by payment with already owned shares.

Securities authorized for issuance under equity compensation plans

The following table sets forth information about the common stock available for issuance under compensatory plans and arrangements as of December 31, 2005.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options		(b) Weighted-average exercise price of outstanding options under equity compensation plans	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by security holders	12,000,000		$0.206	0

Equity compensation plans not approved by security holders	2,384,772	(1)	$0.290	5,615,228	(2)

Total	14,384,772		$0.217	5,615,228

The Company's only equity compensation plan is the 2003 Plan.

(1)  On September 13, 2005, the Company's Board of Directors increased the size of our 2003 Stock Option Plan from 12,000,000 shares to 20,000,000 shares. During 2005, the Compensation Committee granted an aggregate of 4,345,136 options. Pursuant to this proxy statement, the Company is seeking to secure stockholder approval of the increase in the number of shares covered by the 2003 Plan and the grant of 2,552,565 options to executive officers and 1,050,000 options to the Company's independent directors made subsequent to the Board of Director's approval of the Plan Amendment.

(2)       Prior to, and without giving effect to, the stockholder approval of the Plan Amendment and the subsequent grants of options to executive officers and independent directors.

The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to ratify the 2003 Plan and the grants made to executive officers and independent directors subsequent to the Board's approval of the Plan Amendment. The Series A preferred stock will vote pro-rata with the common stock on this proposal four.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AMENDED 2003 STOCK OPTION PLAN AND THE GRANTS OF OPTIONS MADE TO EXECUTIVE OFFICERS AND INDEPENDENT DIRECTORS SUBSEQUENT TO THE BOARD'S APPROVAL OF THE PLAN AMENDMENT (ITEM 4 ON THE ENCLOSED PROXY CARD).

PROPOSAL FIVE

TO RATIFY THE APPOINTMENT OF VIRCHOW, KRAUSE & COMPANY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006

The Audit Committee has selected Virchow, Krause & Company, LLP (“Virchow Krause”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006, and our Board of Directors has directed that management submit the appointment of this independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Virchow Krause has audited the financial statements of the Company since October 18, 2004 and has advised the Company that it does not have any material financial interests in, or any connection with (other than as independent registered public accounting firm), the Company.

Stockholder ratification of the selection of Virchow Krause as the Company's independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Virchow Krause to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee or the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee or the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee or the Board determines that such a change would be in the best interests of the Company and its stockholders.

Virchow Krause is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

The following is a summary of the fees billed to us by Virchow, Krause & Company, LLP and KPMG LLP for professional services rendered for the fiscal years ended December 31, 2005 and 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees	$71,980	$54,519
Audit Related Fees	8,350	22,000
Tax Fees	--	--
All Other Fees	--

Total Fees	$80,330	$76,519

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by Virchow, Krause & Company, LLP (and were previously provided by KPMG LLP) in connection with statutory and regulatory filings or engagements.

Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees. Consists of fees for product and services other than the services reported above.

Policy on Audit Committee pre-approval of audit and permissible non-audit services of independent auditors

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax, and other services performed by its independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted service, provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting. All of the services performed by our independent registered public accounting firm during 2005 and 2004 were pre-approved by the Audit Committee.

 Vote Required

The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting will be required to ratify the appointment of Virchow Krause as the Company’s independent auditors for the fiscal year ending December 31, 2006. The Series A preferred stock will vote pro-rata with the common stock on this proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF VIRCHOW KRAUSE & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006 (ITEM 5 ON THE ENCLOSED PROXY CARD).

OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders. In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company's securities entitled to be voted on the proposal at the meeting, for at least one year by the date the stockholder submits the proposal. In addition, the stockholder must continue to hold those securities through the date of the annual meeting. Under current Securities and Exchange Commission rules, to be included in the Company's proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2007 annual meeting of stockholders must be received by the Company, subject to certain exceptions, no later than January 16, 2007 (120 days prior to the date this year's proxy statement is mailed to stockholders). Any such proposal, including any accompanying supporting statement, may not exceed 500 words. Such proposal should be addressed to the Company's Corporate Secretary, David Ellison. In addition, the proxy solicited by the Board of Directors for the 2007 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2007 annual meeting of stockholders that is not described in the 2007 proxy statement unless the Company has received notice of such proposal on or before the close of business on January 16, 2007. However, if the Company determines to change the date of the 2006 annual meeting of stockholders more than 30 days from June 20, 2006 the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2007 annual meeting of stockholders in order to allow stockholders an opportunity to make proposals in accordance with the rules and regulations of the Securities and Exchange Commission.

ANNUAL REPORTS

Our 2005 Annual Report to Stockholders, which contains our Annual Report on Form 10-KSB, including its financial statements for the year ended December 31, 2005, accompanies this proxy statement. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 will also be made available (without exhibits), free of charge, to interested stockholders upon written request to Corporate Secretary, Applied NeuroSolutions, Inc., 50 Lakeview Parkway, Suite 111, Vernon Hills, IL 60061, telephone (847) 573-8000.

List of Appendices

Appendix A - Audit Committee Charter

Appendix B - Form of Amended and Restated Certificate of Incorporation

Appendix C - Form of Agreement and Plan of Merger

Appendix D - Certificate of Designation for Series A Preferred Stock

Appendix E - Section 262 of the Delaware General Corporation Law

Appendix F - Amended 2003 Stock Option Plan

Appendix A

CHARTER
OF
THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
APPLIED NEUROSOLUTIONS, INC.

MARCH 23, 2006

I.    PURPOSE

The Audit Committee (the “Committee”) is established by the Board of Directors (the “Board”) of Applied NeuroSolutions, Inc. (the “Company”) for the primary purpose of assisting the Board in overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Committee shall also review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers (the “NASD”) applicable to Nasdaq-listed issuers.

Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee should also provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing function, if any, and the Board.

The Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditor and to any advisers that the Committee chooses to engage and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.   COMPOSITION AND MEETINGS

The Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be an independent director (as defined by all applicable rules and regulations of the SEC and the NASD then in effect), shall not own or control, directly or indirectly, 20% or more of the Company's voting securities, or such lower measurement as may be established by the SEC in rulemaking under Section 301 of the Sarbanes-Oxley Act of 2002, and shall be free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements, and at least one member of the Committee shall be a “financial expert” in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC. Members of the Committee may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

Members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least four times annually, in person or by telephone conference call, or more frequently as circumstances dictate. To the extent practical and appropriate, each regularly scheduled meeting should conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee should, to the extent practical and appropriate, meet periodically with management, the director of the internal auditing function, if any, and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

III. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports/Accounting Information Review

1.	Review this Charter periodically, and no less frequently than annually, and recommend to the Board any necessary amendments as conditions dictate.

2.
Review and discuss with management the Company's annual financial statements, including the Management's Discussion and Analysis proposed to be included in the Company's Annual Report on Form 10-KSB, quarterly financial statements, and all internal controls reports (or summaries thereof), if any. To the extent practical and appropriate, review other relevant reports or financial information submitted by the Company to any governmental body, or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditor (or summaries thereof).

3.
Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-KSB. Review with financial management and the independent auditor each Quarterly Report on Form 10-QSB prior to its filing.

4.
Have one or more members of the Committee, in particular if reasonably available the Chairman of the Committee, review, before release, the unaudited operating results in the Company's quarterly earnings release and/or discuss the contents of the Company's quarterly earnings release with management.

5.
Have one or more members of the Committee, in particular if reasonably available the Chairman of the Committee, review, before release, any non-GAAP or “pro forma” financial information, guidance or revised guidance to be included in a press release of the Company.

6.	To the extent practical and appropriate, review the regular internal reports (or summaries thereof) to management prepared by the internal auditing department, if any, and management's response.

Independent Auditor

7.
Appoint (subject to stockholder ratification, if applicable), compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditor in the event that they arise. The Board and Committee are in place to represent the Company's stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and Committee as representatives of the Company's stockholders. Consider whether the auditor's performance of permissible nonaudit services is compatible with the auditor's independence.

8.
Review with the independent auditor when appropriate any problems or difficulties and management's response; review the independent auditor's attestation and report on management's internal control report; obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934; and hold discussions with the independent auditor, at least prior to the filing of the independent auditor's audit report with the SEC pursuant to federal securities laws, regarding the following:

•	all critical accounting policies and practices to be used;

•
all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences;

•
an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements, and the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented;

•	any significant changes required in the independent auditor's audit plan;

•	other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards; and

•	any other relevant reports, including regular internal financial reports prepared by management of the Company and any internal auditing department, or other financial information.

9.
Review the independence of the independent auditor, including a review of management consulting services, and related fees, provided by the independent auditor. The Committee shall require that the independent auditor at least annually provide a formal written statement delineating all relationships between the independent auditor and the Company consistent with the rules of the NASD applicable to Nasdaq-listed issuers and request information from the independent auditor and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the independent auditor in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

10.
Review and pre-approve all audit, review or attest engagements of, and non-audit services to be provided by, the independent auditor (other than with respect to the de minimis exception permitted by the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated thereunder). Establish and maintain pre-approval policies and procedures relating to the engagement of the independent auditor to render services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of the Committee's responsibilities under the Securities Exchange Act of 1934 to management. The pre-approval duty may be delegated to one or more designated members of the Committee with any such pre-approval reported to the Committee at its next regularly scheduled meeting. Any such designated member(s) of the Committee shall also have the authority to approve non-audit services, already commenced by the independent auditor, if (i) the aggregate amount of all such services provided constitutes no more than five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which the services are provided, (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services and (iii) such services are promptly brought to the attention of the Committee and approved by such designated member(s) prior to the completion of the audit. Approval of non-audit services and pre-approval policies and procedures shall be disclosed in the Company's Annual Report on Form 10-KSB and annual proxy statement.

Financial Reporting Processes and Accounting Policies

11.
In consultation with the independent auditor and the internal auditors, if any, review the integrity of the organization's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

12.	Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

13.
To the extent not otherwise approved by another committee or comparable body of the Board, review and approve all related party transactions (consistent with the rules of the NASD applicable to Nasdaq-listed issuers).

14.	Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

15.	Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Internal Audit

16.
Determine the scope, responsibilities and reporting requirements of an internal auditing department and on the appointment, replacement, reassignment or dismissal of an internal auditing department manager or director.

Other Responsibilities

17.
Review with the independent auditor, the internal auditing department, if any, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

18.	Prepare the report that the SEC requires be included in the Company's annual proxy statement.

19.
To the extent appropriate or necessary, review the rationale for employing audit firms other than the principal independent auditor and, where an additional audit firm has been employed, review the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

20.
Establish, review and update periodically a code of ethics and ensure that management has established a system to enforce this code. Ensure that the code is in compliance with all applicable rules and regulations. Review management's monitoring of the Company's compliance with the organization's code of ethics.

21.	Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.   QUALIFICATION

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

It is recognized that in fulfilling their responsibilities hereunder, members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct field work or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and without the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

Appendix B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
APPLIED NEUROSOLUTIONS, INC.
(a Delaware corporation)

Applied NeuroSolutions, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A.     The name of the Corporation is Applied NeuroSolutions, Inc. and the name under which the Corporation was originally incorporated is Ophidian Pharmaceuticals, Inc.

B.     The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of Delaware is April 7, 1999.

C.     Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware this Certificate of Incorporation restates, integrates and further amends the provisions of the Corporation's Certificate of Incorporation.

D.      The text of the A Certificate of Incorporation of this Corporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety to read as follows:

ARTICLE 1

The name of the corporation is Applied NeuroSolutions, Inc. (the "Corporation").

ARTICLE 2

The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE 3

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE 4

4.1     Authorized Stock.

The total number of shares of all classes of stock that the Corporation shall have authority to issue is [205,000,000][405,000,000]* consisting solely of:

[200,000,000][400,000,000]* shares of common stock, $.0025 par value per share ("Common Stock"); and

5,000,000 shares of preferred stock, $.0025 par value per share ("Preferred Stock").

The following is a statement of the powers, designations, preferences, privileges, and relative, participating, optional, and other special rights of the Preferred Stock and Common Stock, respectively.

4.2      Preferred Stock.

The Board of Directors is hereby expressly authorized to provide for, designate and issue, out of the authorized but unissued shares of Preferred Stock, one or more series of Preferred Stock, subject to the terms and conditions set forth herein. Before any shares of any series of Preferred Stock are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares of any such series:

(a)     the designation of such series, the number of shares to constitute such series, and the stated value thereof if different from the par value;

(b)     whether the shares of such series shall have voting rights or powers, in addition to any voting rights required by law, and, if so, the terms of such voting rights or powers, which may be full or limited;

* Number to be determined in accordance with Section 1.3 of the Merger Agreement.
(c)     the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or series;

(d)     whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

(e)     the amount or amounts payable with respect to shares of such class or series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidations, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f)     whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g)     whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or series of any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)     the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or series;

(i)     the conditions or restrictions, if any, to be effective while any shares of such class or series are outstanding upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such class or series or of any other class or series; and

(j)     any other powers, designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions thereof.

The powers, designations, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors is hereby expressly authorized from time to time to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares thereof then outstanding) the number of shares of stock of any series of Preferred Stock designated to any one or more series of Preferred stock pursuant to this Section 4.2. Different series of Preferred Stock shall not be construed to constitute different classes of stock for purposes of voting by classes unless expressly so provided in the resolution or resolutions adopted by the Board of Directors creating or establishing any such series of Preferred Stock. No resolution, vote, or consent of the holders of the capital stock of the Corporation shall be required in connection with the creation or issuance of any shares of any series of Preferred stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to any such resolution, vote, or consent being expressly waived by all present and future holders of the capital stock of the Corporation.

At such time as no shares of any series of Preferred Stock that may be issued from time to time remain issued and outstanding, including without limitation because all of such shares have been converted into shares of Common Stock in accordance with this Certificate of Incorporation, all authorized shares of such series of Preferred Stock, automatically and without further actions, shall be reclassified as authorized but unissued shares of undesignated Preferred Stock of no particular class or series, and any and all of such shares may thereafter be issued by the Board of Directors of the Company in one or more series, and the terms of any such series may be determined by the Board of Directors, as provided in this Section 4.2.

4.3     Common Stock.

(a)     Except as otherwise required by law, and subject to the voting rights provided to the holders of any series of Preferred Stock, the holders of Common Stock shall have full voting rights and powers to vote on all matters submitted to stockholders of the Corporation for vote, consent or approval, and each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder.

(b)     Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of Preferred Stock and except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have all other rights of stockholders, including, without limitation, (a) the right to receive dividends, when and as declared by the Board of Directors, out of assets lawfully available therefor, and (b) in the event of any distribution of assets upon a liquidation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock or of any other class or series of stock ranking senior to the Common Stock upon liquidation of the specific preferential amounts which they are entitled to receive upon such liquidation.

ARTICLE 5

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders are granted subject to this right.

ARTICLE 6

The Corporation is to have perpetual existence.

ARTICLE 7

7.1.     Limitation of Liability. A director of the Corporation is not personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under section 174 of the General Corporation Laws of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.

7.2.     Indemnification. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director or officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer or employee or with respect to an employee benefit plan at the request of the Corporation or any predecessor to the Corporation.

7.3.     Amendments. Neither any amendment nor repeal of this Article 7, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article 7, shall eliminate or reduce the effect of this Article 7, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article 7, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

ARTICLE 8

Holders of stock of any class or series of the Corporation are not entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders.

ARTICLE 9

The Board of Directors, when considering a tender offer or merger or acquisition proposal, may take into account factors in addition to potential short-term economic benefits to stockholders of the Corporation, including without limitation (A) comparison of the proposed consideration to be received by stockholders in relation to the then current market price of the Corporation's capital stock, the estimated current value of the Corporation in a freely negotiated transaction, and the estimated future value of the Corporation as an independent entity and (B) the impact of such a transaction on the employees, suppliers, and customers of the Corporation and its effect on the communities in which the Corporation operates.

ARTICLE 10

10.1     Number of Directors. The number of directors which constitutes the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

10.2       Classified Board of Directors. Effective as of the first annual meeting of the stockholders of the Corporation following its incorporation in Delaware, the Board of Directors will be divided into three classes of directors, such classes to be as nearly equal in number of directors as possible, having staggered three year terms of office. The term of office the directors of the first class ("Class I") will expire at the second annual meeting of the Corporation's stockholders following the incorporation of the Corporation, those of the second class ("Class II") at the third annual meeting of the Corporation's stockholders following the incorporation, and those of the third class ("Class III") at the fourth annual meeting of the Corporation's stockholders following the incorporation. At each annual meeting of stockholders, nominees will stand for election for three year terms to succeed those directors whose terms are to expire as of that meeting. Those directors elected at the meeting to succeed those directors whose terms expire at the meeting, shall serve for a term expiring at the third annual meeting of stockholders following their election. Notwithstanding anything expressed or implied to the contrary in the foregoing provisions of this Article 10, each director shall continue to serve as such until the expiration of his or her term as set forth above in this paragraph 10.2 and his or her successor is duly elected and qualified or until his or her earlier death, incapacity, resignation or removal. Those directors in office immediately prior to the first annual meeting of the stockholders of this Corporation shall be allocated among Class I, Class II and Class III as determined by a resolution of the Board of Directors.

10.3.     Removal of Directors. Any director may be removed only for cause and only by the vote of the holders of a majority of the shares of the Corporation's stock entitled to vote for the election of directors, subject to the right, if any, of holders of any series of Preferred Stock to remove any director elected by the holders of such series and/or any other series of Preferred Stock.

ARTICLE 11

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE 12

No action may be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws. No action may be taken by the stockholders by written consent. The affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the then outstanding voting securities of the Corporation, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Article 4 (to the extent such provisions relate to the authority of the Board of Directors to issue shares of Preferred stock in one or more series, the terms of which may be determined by the Board of Directors), Article 7, Article 8, Article 9, Article 10 , Article 11 or Article 12 of this Certificate of Incorporation or Sections 2.3 (Special Meeting), 2.5 (Advance Notice of Stockholder Nominees and Stockholder Business), 2.9 (Voting) or 2.10 (No Stockholder Action by Written Consent Without a Meeting) of the Corporation's Bylaws.

ARTICLE 13

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by the President and the Secretary of the Company, its authorized officers, on this _____ day of __________, 2006.

/s/ John DeBernardis
John DeBernardis, President

/s/ David Ellison
David Ellison, Secretary

Appendix  C

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 27, 2006, by and between Applied NeuroSolutions, Inc. (formerly known as Ophidian Pharmaceuticals, Inc.), a Delaware corporation ("Parent"), and APNS Merger Corp., a Delaware corporation and direct wholly-owned subsidiary of the Parent ("Subsidiary").

WHEREAS, the Boards of Directors of each of Parent and Subsidiary believe that the merger of Subsidiary into Parent (the "Merger") would be advantageous and beneficial to their respective corporations and stockholders;

WHEREAS, Parent owns 1,000 shares of common stock of Subsidiary, which shares constitute all of the issued and outstanding capital stock of Subsidiary;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that Subsidiary shall be merged with and into Parent upon the terms and subject to the conditions set forth in this Agreement.

1.    The Merger.

1.1.     Closing and Effective Date of Merger. Subject to Section 1.2 hereof, at a closing to be held at the offices of Parent on such date on the date on which the stockholders of Parent approve this Agreement and the Merger, but in no event later than the termination date set forth in Section 3 hereof (the "Closing Date"), Parent and Subsidiary shall cause to be definitively executed and delivered to one another the Certificate of Merger substantially in the form attached hereto as Exhibit A (the "Certificate of Merger") and shall cause such document to be filed with the Secretary of State of Delaware, in order to cause the Merger contemplated by this Agreement to become effective under the laws of the State of Delaware. The Merger shall become effective on the date and at the time of the filing of the Certificate of Merger with the Secretary of State of Delaware (the "Effective Date"). References herein to the "Surviving Corporation" shall mean Parent on and after the Effective Date.

1.2.     Approval by Stockholders. This Agreement shall be submitted to the stockholders entitled to vote thereon of each of Parent and Subsidiary as provided by the applicable laws of the State of Delaware. If this Agreement is duly adopted by the requisite vote of such stockholders and is not terminated pursuant to Section 3 hereof, the Certificate of Merger shall be filed in accordance with Section 1.1 above. Parent shall (i) as promptly as practicable, take all steps necessary duly to call, give notice of, convene, and hold a meeting of its stockholders for the purposes of approving this Agreement, the Merger and the transactions contemplated hereby and thereby, (ii) recommend to its stockholders to approve this Agreement, the Merger and the transactions contemplated hereby and thereby, and (iii) use reasonable best efforts to obtain the necessary approvals of its stockholders of the proposals described above. Parent covenants and agrees that (i) it will, as sole stockholder of Subsidiary, vote all shares of Subsidiary common stock owned by it to approve this Agreement, the Merger and the transactions contemplated hereby and thereby, and (ii) prior to the Effective Date, it will not permit any change in Subsidiary or its capital stock, except to the extent required to comply with the terms of this Agreement.

1.3.     Terms and Conditions of Merger. Upon the Effective Date, pursuant to the Certificate of Merger and this Agreement,

(a)     Subsidiary shall be merged with and into Parent and the separate existence of Subsidiary shall cease;

(b)     Parent shall continue as the Surviving Corporation, organized under the laws of the state of Delaware, the authorized capital stock of which shall be 205 million shares of which, (i) two hundred million (200,000,000) shares will be common stock, par value $.0025 per share and five million (5,000,000) shares will be preferred stock, par value $.0025 per share; provided that if this Agreement is approved by both (a) holders of a majority of the voting power of the outstanding common stock and preferred stock of Parent voting together, and (b) holders of a majority of the 94,591,625 shares of Parent's common stock reported as outstanding as of April 21, 2006 in Parent's annual report on Form 10-KSB for the year ended December 31, 2005, the number of authorized shares of common stock shall be four hundred million (400,000,000), par value $.0025;

(c)     the Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Parent as amended and restated in the form attached hereto as Exhibit B attached hereto;

(d)    each share of Subsidiary's common stock, $.001 par value per share ("Subsidiary Stock"), issued and outstanding immediately prior to the Effective Date shall by virtue of the Merger become and be converted into right to receive an amount equal to $0.001 in cash (without interest), and each share of Subsidiary Stock shall be cancelled and shall cease to exist and no payment shall be made with respect thereto;

(e)     the capital stock of Parent shall remain outstanding as the capital stock of the Surviving Corporation, and all shares of Subsidiary held by Parent shall be cancelled;

(f)     the Surviving Corporation shall have as its By-Laws the By-Laws of Parent in effect immediately prior to the Effective Date;

(g)     all of the estate, properties, rights, privileges, powers and franchises of Parent and Subsidiary and all of their property, real, personal and mixed, and all debts and obligations of any kind of Parent or Subsidiary shall vest in the Surviving Corporation, without any further act or deed being required therefor; and

(h)     the directors and officers of Parent on the Effective Date shall be those of the Surviving Corporation.

2.     Further Assurance. Subject to the terms and conditions set forth in this Agreement, each of the parties to this Agreement shall use its reasonable best efforts, as promptly as practicable, to take or cause to be taken, all actions, and to do or cause to be done, all other things, as are necessary, proper, or advisable under applicable laws and regulations to consummate and make effective the Merger and the transactions contemplated thereby and by this Agreement.

3.     Termination. This Agreement and, if executed, the Certificate of Merger may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Date (whether before or after approval of the Merger by the Parent Stockholders or by Parent as sole stockholder of Subsidiary) only by the mutual agreement of Parent and Subsidiary. This Agreement shall automatically terminate at the close of business on July 31, 2006, if the Certificate of Merger is not filed with the Delaware Secretary of State for any reason.

4.     Miscellaneous Provisions.

4.1.    Amendments. This Agreement may be amended in any manner and at any time prior to the submission of this Agreement to the Parent Stockholders and, after such submission, may be amended to extend the Closing Date or to make other amendments which, in the opinion of the counsel for Parent and Subsidiary, do not substantially alter the terms hereof, by written instrument stating that it is an amendment of this Agreement executed by Parent and Subsidiary and approved by the Boards of Directors of Parent and Subsidiary.

4.2.     Notices. Any notice expressly provided for under this Agreement shall be in writing, shall be given either manually or by written telecommunication, fax or mail, and shall be deemed sufficiently given when received by the party to be notified at its address set forth below or if and when mailed by registered mail, postage prepaid, addressed to such party at such address. Any party and any representative designated below may, by notice to the others, change its address for receiving such notices.

4.3.     Assignment and Benefits of Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors, but may not be assigned without the written consent of the other party to this Agreement. Except as aforesaid, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto any rights under or by reason of this Agreement.

4.4.     Governing Law. This Agreement shall be construed and enforced in accordance with, and rights of the parties shall be governed by, the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law that would cause the application of the internal laws of any other jurisdiction).

4.5.     Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

4.6.     Section Headings. The headings of sections or subsections are for reference only and shall not limit or control the meaning thereof.

[ Remainder of Page Intentionally Left Blank ]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as an instrument under seal as of the date and year first above written.

PARENT:
APPLIED NEUROSOLUTIONS, INC.

By:
Name: John DeBernardis
Title: President

SUBSIDARY:
APNS MERGER CORP.

By:
Name: David Ellison
Title: Vice President

CERTIFICATE OF THE SECRETARY
OF
APPLIED NEUROSOLUTIONS, INC.

I, Dave Ellison, the Secretary of Applied NeuroSolutions, Inc. (formerly known as Ophidian Pharmaceuticals, Inc.), hereby certify that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the President of said corporation, was duly approved and adopted at a meeting of the stockholders of Applied NeuroSolutions, Inc. held on June 6, 2006 by the holders of a majority of the outstanding stock entitled to vote thereon.

Witness my hand and seal of said Applied NeuroSolutions, Inc. (formerly known as Ophidian Pharmaceuticals, Inc.) this ______ day of June, 2006.

Secretary

CERTIFICATE OF THE SECRETARY
OF
APNS MERGER CORP.

I, Dave Ellison, the Secretary of APNS Merger Corp., hereby certify that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the corporation by the Vice President of said corporation, was duly approved and adopted by written consent of the sole stockholder of APNS Merger Corp., on April 26, 2006, by the holder of all of the outstanding stock entitled to vote thereon.

Witness my hand and seal of said Applied NeuroSolutions, Inc. (formerly known as Ophidian Pharmaceuticals, Inc.) this ______ day of June, 2006.

Secretary

Appendix D

CERTIFICATE OF DESIGNATION OF
SERIES A PREFERRED STOCK
OF
APPLIED NEUROSOLUTIONS, INC.

_________________________________________________________________

Pursuant to the provisions of Section 151

of the General Corporation Law of

the State of Delaware
_________________________________________________________________

Applied NeuroSolutions, Inc. (the “Corporation”), a corporation organized and validly existing under the General Corporation Law of the State of Delaware, filed its original Certificate of Incorporation with the Secretary of State on April 7, 1999 hereby certifies that the following resolutions have been duly adopted by the Corporation's Board of Directors at a duly held meeting on March 23, 2006 pursuant to authority conferred upon the Board of Directors by the Corporation's Certificate of Incorporation:

WHEREAS, the Certificate of Incorporation of the Corporation (the “Certificate”), authorizes a class of stock designated as Preferred Stock (the “Preferred Stock”), comprising 5,000,000 shares, par value $.0025 per share, provides that such Preferred Stock may be issued from time to time in one or more series, and vests authority in the Board of Directors, within the limitations and restrictions stated in the Certificate, to fix or alter the voting powers, designations, preferences and relative participating, optional or other special rights, rights and terms of redemption, the redemption price or prices and the liquidation preferences of any series of Preferred Stock within the limitations set forth in the Delaware General Corporation Law (“DGCL”);

WHEREAS, it is the desire of the Board of Directors to designate one new series of Preferred Stock and to fix the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, as provided herein.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation does hereby designate 100,000 shares of the authorized but unissued Preferred Stock as Series A Preferred Stock (the “Series A Preferred”) and does hereby fix the powers, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions of the Series A Preferred to be as follows:

SERIES A PREFERRED STOCK

A. Designation. 100,000 shares of the authorized, but undesignated preferred stock, $.0025 par value per share, of the Corporation are hereby constituted as a series of the preferred stock designated as “Series A Preferred Stock” (“Series A Preferred”). The Series A Preferred shall have rights and preferences relative to all other classes and series of the capital stock of the Corporation as set forth herein.

B. Dividends. The holders of the Series A Preferred shall not be entitled to receive any dividends whether payable (1) out of funds legally available therefore, (2) in the Corporation's common stock, par value $.0025 per share (the “Common Stock”) or any other class or series of capital stock of the Corporation, and/or (3) by the distribution of any assets of the Corporation.

C. Preference on Liquidation.

1. Upon the occurrence of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (a “Liquidating Event”), each holder of Series A Preferred then outstanding shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made in respect of the Common Stock, or other series of preferred stock then in existence that is outstanding and junior to the Series A Preferred upon liquidation, an amount per share of Series A Preferred equal to $.005. After such preferential payment, each holder of Series A Preferred Stock shall not be entitled to receive any other amounts (whether paid in cash, property or otherwise) out of the assets of the Corporation available for distribution to its stockholders. For purposes of this Subsection C.1, a merger or consolidation involving the Corporation or sale of all or substantially all of the Corporation's assets shall not be deemed a Liquidating Event.

2. Written notice of any such Liquidating Event stating a payment date, the place where such payment shall be made and the amount of each payment in liquidation shall be given by first class mail, postage prepaid, not less than ten (10) days prior to the payment date stated therein, to each holder of record of the Series A Preferred at such holder's address as shown in the records of the Corporation. If upon the occurrence of a Liquidating Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Series A Preferred and all other classes or series of stock ranking on a parity with the Series A Preferred upon liquidation the full amount to which they shall be entitled, the holders of the Series A Preferred shall share ratably with any other such class or series in any distribution of assets according to the amounts that would be payable in respect of the shares held by each of them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

D. Voting. Except as otherwise expressly required by law, the holders of shares of Series A Preferred shall vote together with the holders of Common Stock as a single class. The holder of each share of Series A Preferred (i) shall be entitled to 1,000 votes per share of Series A Preferred and (ii) shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation.

E.	Redemption.

1. The Series A Preferred Stock is redeemable by the Corporation, in whole but not in part, for a cash redemption price equal to $.0025 per share (the “Redemption Price”).

2. Notice of redemption will be delivered directly to the holder of the Series A Preferred not less than 1 nor more than 5 days prior to the date fixed for the redemption of outstanding shares of Series A Preferred (the “Redemption Date”). Notice of any redemption will be either delivered personally or mailed by or on behalf of the Corporation, first class postage prepaid or by overnight courier, not less than 1 nor more than 5 days prior to the applicable Redemption Date, addressed to each holder of record of shares of Series A Preferred to be redeemed at the address set forth in the share transfer records of the Corporation. Any notice which has been delivered or mailed in the manner provided for in the preceding sentence shall be conclusively presumed to have been duly given on the date mailed whether or not the applicable holder receives such notice. No failure to mail or defect in such mailed notice or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred except as to the holder to whom notice was defective or not given.

3. If notice has been mailed in accordance with Section E.2 above and provided that on or before the Redemption Date specified in such notice all funds necessary for such redemption have been irrevocably set aside by the Corporation, separate and apart from its other funds, in trust for the benefit of the holders of the Series A Preferred so called for redemption, so as to be, and to continue to be, available therefor, then, from and after the Redemption Date, such shares of Series A Preferred shall no longer be deemed to be outstanding, and all rights of the holders thereof as holders of such shares (except the right to receive the Redemption Price) shall terminate.

4. Upon surrender, in accordance with such notice, of the certificates for any shares of Series A Preferred to be so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such shares of Series A Preferred shall be redeemed by the Corporation at the Redemption Price.

F. Conversion Rights. The Series A Preferred shall not have any right to convert into shares of Common Stock or any other class or series of capital stock of the Corporation.

G. Protective Provisions. The Corporation shall not require the prior consent, approval or vote of the holders of a majority of the Series A Preferred with respect to any action except for any consent, approval of vote of stockholders required under the DGCL.

    H. Transferability. The shares of Series A Preferred are not transferable without the prior written approval of the Board of Directors of the Corporation.

Nothing herein contained in this Certificate of Designation shall prevent the Corporation from issuing or authorizing the issuance of any security with relative rights or preferences on parity with the Series A Preferred.

IN WITNESS WHEREOF, Applied NeuroSolutions, Inc has caused this Certificate to be signed by John DeBernardis, its President and Chief Executive Officer, this ____ day of April, 2006.

Applied NeuroSolutions, Inc.

By:
Name: John DeBernardis
Title: President and
Chief Executive Officer

Appendix E

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation

Appendix F

Applied NeuroSolutions, Inc.

2003 Stock Option Plan

Applied NeuroSolutions, Inc.

2003 Stock Option Plan

ARTICLE I

DEFINITIONS

1.1.Affiliate means any “subsidiary corporation” or “parent corporation” as such terms are defined in Section 424 of the Code.

1.2.Agreement means a written agreement (including any amendment or supplement thereto) between the Corporation and a Participant specifying the terms and conditions of an Option granted to such Participant.

1.3.Board means the Board of Directors of the Corporation.

1.4.Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.5.Committee means a committee of two or more members of the Board appointed to administer the Plan, who either are not eligible to participate in the Plan and have not been granted existing securities under the Plan or any other plan of the Corporation during the one year period prior to becoming a member of the Committee, or who are otherwise deemed to be “disinterested persons” within the meaning of Section 16 of the Securities Exchange Act of 1934 as in effect from time to time and the rules promulgated thereunder.

1.6.Common Stock means the common stock, par value $.0025 per share, of the Corporation.

1.7.Corporation means Applied NeuroSolutions, Inc. (formerly known as Hemoxymed, Inc.), a Delaware corporation.

1.8.Date of Exercise means, with respect to an Option, the date that the Option price is received by the Corporation.

1.9.Employment Agreement means a written agreement (including any amendment or supplement thereto) between the Corporation and a Participant specifying the terms and conditions of employment with the Corporation.

1.10.Fair Market Value means, on any given date, the closing price of the Common Stock on the principal securities exchange on which such Common Stock is traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding day. If the Common Stock is not traded on a securities exchange, but is reported by the National Association of Securities Dealers Automated Quotation System and market information is published on a regular basis in The New York Times or The Wall Street Journal, then Fair Market Value shall be deemed to be the average of the published high and low sales price or the published daily bid and asked prices of the Common Stock, as so published, on the day immediately preceding the date as of which Fair Market Value is being determined or, if not so published, on the next preceding date on which such prices were published. If market information is not so published on a regular basis, then Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Common Stock in the over-the-counter market on the date immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded as reported by the National Association of Securities Dealers Automated Quotation System, or, if not so reported, by a generally accepted reporting service. If the Common Stock is not publicly traded, Fair Market Value shall be determined by the Committee or the Board. In no case shall Fair Market Value be less than the par value of a share of Common Stock.

1.11.Option means a stock option that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Agreement.

1.12.Participant means an employee of the Corporation or of an Affiliate, including an employee who is a member of the Board, or any consultant or other service provider to the Corporation or an Affiliate who is not an employee of the Corporation or an Affiliate, who in each instance satisfies the requirements of Article IV and is selected by the Committee to receive an Option.

1.13.Plan means the Applied NeuroSolutions, Inc. 2003 Stock Option Plan.

1.14.Ten Percent Stockholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of an Affiliate at the time any Option is granted to such individual. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

ARTICLE II

PURPOSES

The Plan is intended primarily to assist the Corporation and its Affiliates in recruiting and retaining employees with ability and initiative by enabling them to participate in the future success of the Corporation and its Affiliates and to associate the interests of such employees with those of the Corporation or its Affiliates and their stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“Incentive Stock Options” or “ISOs”) and Options not so qualifying (“Non-Incentive Stock Options” or “NSOs”). No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option and if such Option so fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Incentive Stock Option. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

Except as provided herein, the Plan shall be administered by the Committee. In the event the Board does not appoint a Committee, the Board shall administer this Plan and, unless the context otherwise requires, any references in this Plan to the “Committee” shall mean the “Board”. The Committee shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option. The Committee may, in its discretion, accelerate the time at which any Option may be exercised. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of any Agreement; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Corporation.

ARTICLE IV

ELIGIBILITY

4.1.General. Any employee of the Corporation or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of the Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Corporation or an Affiliate. Any such employee may be granted one or more Options. A director of the Corporation who is an employee of the Corporation or an Affiliate may be granted Options under this Plan, including ISOs. A member of the Committee may not participate in this Plan during the time that his participation would prevent the Committee from being “disinterested” for purposes of Section 16 of the Securities Exchange Act of 1934 as in effect from time to time and the rules promulgated thereunder. Any consultant or other service provider to the Corporation (including a Director who is not an employee of the Corporation or an Affiliate or a member of the Committee) is also eligible to participate in this Plan on the same conditions as employees, but may be granted only Options that are Non-Incentive Stock Options.

4.2.Grants.The Committee will designate individuals to whom Options are to be granted and will specify the number of shares of Common Stock subject to each grant, provided, however, that Incentive Stock Options shall be granted only to employees of the Corporation or any Affiliate. All Options granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. No Participant may be granted Incentive Stock Options (under all incentive stock option plans of the Corporation and its Affiliates) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an option is granted) exceeding $100,000. The preceding annual limitation shall not apply with respect to Options that are Non-Incentive Stock Options.

ARTICLE V

STOCK SUBJECT TO PLAN

5.1.Source of Shares. Upon the exercise of any Option, the Corporation may deliver to the Participant authorized but unissued Common Stock.

5.2.Maximum Number of Shares. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options is 20,000,000, subject to increases and adjustments as provided in Section 5.3 and Article IX hereof.

5.3.Forfeitures, Etc.If an Option is terminated, in whole or in part, or expires without being exercised, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

ARTICLE VI

OPTION PRICE

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant. The price per share for Common Stock purchased on the exercise of any Option that is an Incentive Stock Option shall not be less than the Fair Market Value on the date the Option is granted; provided, however, that the price per shall not be less than 110% of the Fair Market Value in the case of an Incentive Stock Option that is granted to a Ten Percent Shareholder.

ARTICLE VII

EXERCISE OF OPTIONS

7.1.Ability to Exercise. An Option shall be exercisable commencing on the date of grant or on any other date thereafter established by the Committee prior to the expiration period, subject to such limitations as are set forth in this Plan or in the Agreement; provided, however, that with respect to an Option that is an Incentive Stock Option such Option shall not be exercisable for a longer period of time than provided under Section 422 of the Code.

7.2.Maximum Exercise Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option was granted, or after the expiration of five years from the date such Option was granted to a Ten Percent Stockholder. The terms of any Option may provide that it is exercisable for a period less than such maximum period. All Options which are Incentive Stock Options shall terminate on the date the Participant's employment with the Corporation terminates, except as provided in the Agreement with respect to death, disability, termination of employment by the Corporation without cause or by the Participant with cause or a “change in ownership” (as described in any Agreement, Employment Agreement or the Code).

7.3.Nontransferability.Any Option granted under this Plan shall be nontransferable by the optionee, either voluntary or otherwise, except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant, except with respect to a Participant who has become “disabled” within the meaning of Section 22(e) of the Code. Any Option granted herein shall be exercised only by the Participant or by his conservator or legal representative in the event of death or disability. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

7.4.Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to the Incentive Stock Options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee, in its discretion, may determine “employee status”.

ARTICLE VIII

METHOD OF EXERCISE

8.1.Exercise.An Option granted under this Plan shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VII and X, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number of whole shares for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to remaining shares subject to the Option.

8.2.Payment.Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash, a cash equivalent, Common Stock or any other consideration acceptable to the Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Corporation, provided, however, that shares of Common Stock may be surrendered by a Participant who is subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934 as in effect from time to time in payment of all or part of the Option price only if the surrendered shares have been held by the Participant for at least six months prior to the Date of Exercise. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the Date of Exercise) that is not less than such price or part thereof.

8.3.Loans.The Corporation, in accordance with the requirements of Regulation G of the Federal Reserve Board regulations (“Regulation G”) , Section 13(k) of the Securities Exchange Act of 1934 (and Section 402(a) of the Sarbanes-Oxley Act of 2002) and other applicable law, may lend the Participant all or part of the Option price as determined in accordance with Article VI hereof, provided that the maximum loan amount shall not exceed the Fair Market Value at the time of purchase by the Participant of the shares of Common Stock acquired with the loan proceeds. The principal amount of the loan shall be repayable in not more than five annual installments, provided, however, that all principal and accrued interest on such loan amounts shall become immediately due and payable upon the Participant's termination of employment with the Corporation or any sale of the shares of Common Stock underlying the Option. The Participant shall pay interest on the unpaid principal balance at such rate as the Committee shall determine, which shall be no less than the minimum rate necessary to avoid imputed interest or original issue discount under the Code. All shares of Common Stock acquired with cash borrowed from the Corporation shall be pledged to the Corporation as security for the repayment thereof. In the discretion of the Board, shares of Common Stock may be released from such pledge proportionately as payments of the note (together with interest) are made, provided, however, that the Corporation, in accordance with the requirements of Regulation G, shall not release any shares of Common Stock which would cause the amount outstanding under a loan to exceed the “maximum loan value” of the remaining shares pledged by the Participant, determined at the time of such release. While such shares are so pledged, and so long as there has been no default in the installment payments, such shares shall remain registered in the name of the Participant, and he shall have the right to vote such shares and to receive all dividends thereon.

8.4.Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the Date of Exercise of such Option.

ARTICLE IX

ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number and kind of shares as to which Options may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Options shall be adjusted by way of increase or decrease as the Committee in the exercise of its reasonable judgment shall determine to be equitably required, in the event that (a) the Corporation (i) effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which in the judgment of the Committee necessitates such action. Any determination made under this Article IX by the Committee shall be final and conclusive.

The issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.

ARTICLE X

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal and state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all national securities exchanges or self-regulatory organizations on which the Corporation's shares may be listed. The Corporation shall have the right to rely upon an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Common Stock for which an Option is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

ARTICLE XI

GENERAL PROVISIONS

11.1.Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Corporation or an Affiliate or in any way affect any right and power of the Corporation or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

11.2.Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

11.3.Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

ARTICLE XII

AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until stockholder approval is obtained if (i) the amendment materially increases the benefits accruing to Participants under the Plan, (ii) the amendment materially increases the aggregate number of shares of Common Stock that may be issued under the Plan, or (iii) the amendment materially changes the requirements as to eligibility for participation in the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

ARTICLE XIII

DURATION OF PLAN

No Option may be granted under this Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or the date that the Plan is approved by stockholders of the Corporation as provided in Article XIV. Options granted before that date shall remain valid in accordance with their terms.

ARTICLE XIV

EFFECTIVE DATE OF PLAN

Options may be granted under this Plan upon its adoption by the Board, provided that no Option will be effective unless this Plan is approved by stockholders holding a majority of the Corporation's outstanding total combined voting power of all classes of stock of the Corporation, voting in person or by proxy at a duly held stockholders' meeting or by written consent, in each case within twelve months of the adoption of this Plan by the Board.

APPLIED NEUROSOLUTIONS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John DeBernardis and David Ellison, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Applied NeuroSolutions, Inc. (the "Company") to be held at Hawthorn Suites, 975 N. Lakeview Parkway, Vernon Hills, Illinois, on Tuesday, June 20, 2006, at 10:00 a.m., Central Daylight Time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may come before the meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

APPLIED NEUROSOLUTIONS, INC.

June 20, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE T

1. Election of Directors

NOMINEES:
☐ FOR ALL NOMINEES	š Bruce N. Barron, Class I director
š John F. DeBernardis, Ph.D., Class II director
☐ WITHHOLD AUTHORITY	š Jay B. Langner, Class II director
FOR ALL NOMINEES	š Michael Sorell, M.D., Class III director
š Robert S. Vaters, Class III director
☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

		FOR	AGAINST	ABSTAIN
2.	Approval of a merger agreement with a wholly-owned subsidiary for the purpose of amending and restating the Company’s certificate of incorporation to correct certain technical errors	☐	☐	☐

3.
Approval of the increase in the Company's authorized common stock from 200 million shares to 400 million shares as part of the amending and restating of the Company's certificate of incorporation pursuant to the merger agreement with a wholly-owned subsidiary in proposal two
		☐	☐	☐

4.
Ratification of the Amended 2003 Stock Option Plan to increase the number of shares of common stock covered by the plan to 20 million and approval of option grants made to executive officers and independent directors subsequent to the Board's approval of the Plan Amendment
		☐	☐	☐

5.	Ratification of the appointment of Virchow, Krause & Company, LLP as Independent Auditors for the fiscal year ending December 31, 2006	☐	☐	☐

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is indicated, the proxy will be voted for the election of directors and for approval of the proposal 5, and no vote will be cast for proposals 2, 3 and 4.

Signature of Stockholder ________________________________________ Date:__________________________

Signature of Stockholder ________________________________________ Date: __________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.